                                                                   EXHIBIT 10.2

                                 CONFIDENTIAL
                                 ------------
--------------------------------------------------------------------------------

                                LEASE AGREEMENT

                        Dated as of December 27, 1991

                                 by and among

                      GM HUGHES ELECTRONICS CORPORATION

                                      and

                  SATELLITE TRANSPONDER LEASING CORPORATION,

                                            as Lessee,

                                      and

                           WILMINGTON TRUST COMPANY,

                                              not in its individual capacity but
                                              solely as Owner Trustee, Lessor

                              -------------------

                          KU-BAND TRANSPONDERS ABOARD
                                SBS-6 SATELLITE
--------------------------------------------------------------------------------

NOTE: THIS LEASE AGREEMENT HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE INDENTURE, DATED AS OF DECEMBER 27, 1991, BY AND BETWEEN LESSOR AND STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE. TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGE THEREOF.

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----
SECTION 1.  Definitions...................................................   2

SECTION 2.  Acceptance of the Transponders by Lessor; Lease of the
            Transponders..................................................   2

SECTION 3.  Term and Rent.................................................   3

     (a)  Term............................................................   3
     (b)  Base Rent; Interim Rent.........................................   3
     (c)  Supplemental Rent...............................................   5
     (d)  Method of Payment...............................................   6
     (e)  Late Payment....................................................   6
     (f)  Minimum Payment.................................................   7
     (g)  Net Lease; No Setoff; Etc.......................................   7
     (h)  Repayment of Advance Amount.....................................  10
     (i)  Supplemental Rent on Account of Indemnity Loan..................  11
     (j)  Place of Payment................................................  12
     (k)  Application of Interim Rent.....................................  12

SECTION 4.  Recomputation of Scheduled Rent, Stipulated Loss Value,
            Termination Value, and EBO Amounts............................  12

     (a)  Adjustments to Scheduled Rent...................................  12
     (b)  Limitations on Adjustments......................................  15
     (c)  Timing of Adjustments...........................................  16
     (d)  Confirmation of Adjustments.....................................  17
     (e)  Further Assurances..............................................  18

SECTION 5.  Representations, Warranties and Agreements as to the
            Transponders..................................................  19

     (a)  Disclaimer of Warranties........................................  19
     (b)  Exercise of Certain Rights under the Hughes Agreements..........  20

SECTION 6. Liens; Quiet Enjoyment; Assignment and Sublease................  23

     (a)  Liens...........................................................  23
     (b)  Quiet Enjoyment.................................................  24
     (c)  Assignment, Sublease by Lessee..................................  24
     (d)  Existing Leases.................................................  26
     (e)  Return of Transponders..........................................  27

SECTION 7.  Operation; Maintenance; Compliance with Law; Location of
            Satellite; Substitution of Transponders.......................  28

     (a)  Operation.......................................................  28
     (b)  Maintenance.....................................................  29
     (c)  Compliance with Law.............................................  31
     (d)  Location of Satellite...........................................  33
     (e)  Substitution of Transponders....................................  35

SECTION 8.  Termination...................................................  38

     (a)  Early Termination...............................................  38
     (b)  Termination Payments............................................  42
     (c)  Retention of Transponders by Lessor.............................  43
     (d)  No Duplication of Rent Differential Amount......................  44

SECTION 9.  Insurance.....................................................  45

     (a)  Liability Insurance.............................................  45
     (b)  Insurance Against Loss or Damage................................  45
     (c)  Additional Insureds.............................................  47
     (d)  Separate Insurance..............................................  48

SECTION 10. Redelivery....................................................  49

     (a)  Acceptable Redelivery...........................................  49
     (b)  Redelivery Terms................................................  50
     (c)  Rejectable Offer................................................  51
     (d)  Rejectable Offer; Decreased Value...............................  52
     (e)  Assumption of Certain Subleases.................................  54
     (f)  Redelivery in Connection with Termination.......................  55

SECTION 11. Cooperation...................................................  56

     (a)  Lessor's Efforts to Sell or Lease...............................  56
     (b)  Value and Useful Life Determinations............................  56

SECTION 12. Loss, Destruction, Condemnation or Damage.....................  57

     (a)  Payment of Stipulated Loss Value................................  57
     (b)  Application of Payments upon an Event of Loss...................  59
     (c)  Application of Payments Not Relating to an Event of Loss........  60
     (d)  Applications During Default.....................................  60

     (e)  No Duplication of Rent Differential Amount........................ 61

SECTION 13. Merger, Consolidation........................................... 62

SECTION 14. Reports......................................................... 64

     (a)  Condition and Operation........................................... 64
     (b)  Liens............................................................. 64

SECTION 15. Events of Default............................................... 65

SECTION 16. Remedies........................................................ 68

SECTION 17. Right to Perform for Lessee..................................... 76

     (a)  Right to Cure..................................................... 76
     (b)  Lessor is Lessee's Agent and Attorney............................. 76

SECTION 18. Renewal......................................................... 77

     (a)  Notice of Renewal or Purchase..................................... 77
     (b)  Fair Market Value Renewal Option.................................. 79
     (c)  Renewal Rents..................................................... 81
     (d)  Extended Notice................................................... 81

SECTION 19. Purchase Options................................................ 82

     (a)  Purchase Option Events............................................ 82
     (b)  Notice of Election; Manner of Purchase; Transfer After Purchase... 83
     (c)  Assumption of Notes............................................... 86
     (d)  No Duplication of Rent Differential Amount........................ 86

SECTION 20. Further Assurances; Default Notice; Subsequent Purchase Option.. 87

     (a)  Further Assurances................................................ 87
     (b)  Notice of Default................................................. 88
     (c)  Subsequent Purchase Option........................................ 88
     (d)  Subsequent Appraisal.............................................. 91

SECTION 21. Indenture Estate as Security for Lessor's Obligations to
            Indenture Trustee............................................... 91

SECTION 22. Counterparts; Uniform Commercial Code........................... 92

SECTION 23. Notices.......................................................  93

SECTION 24. Miscellaneous.................................................  93

     (a)  Severability....................................................  93
     (b)  Amendment.......................................................  93
     (c)  Headings, etc...................................................  94
     (d)  Successors and Assigns..........................................  94
     (e)  Governing Law...................................................  94
     (f)  Status of STLC..................................................  94
     (g)  Limitation of Liability of the Trust Company....................  94

List of Schedules:

Schedule A to Lease Agreement - Base Rent...............................   A-1

Schedule B to Lease Agreement - Stipulated Loss Values..................   B-1

Schedule C to Lease Agreement - Termination Values......................   C-1

Schedule D to Lease Agreement - EBO Amounts.............................   D-1

Schedule E to Lease Agreement - Miscellaneous Information...............   E-1


List of Exhibits:

Exhibit A [Intentionally Omitted].......................................   A-1

Exhibit B [Intentionally Omitted].......................................   B-1

Exhibit C to Lease Agreement - Redelivery of Transponder................   C-1

Exhibit D-1 to Lease Agreement - SBS-6 Leases...........................   D-1

Exhibit D-2 to Lease Agreement - SBS-6 Subleases........................   D-2

                                       v

          This LEASE AGREEMENT (the "Agreement"), dated as of December 27, 1991,
                                     ---------
by and among WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and GM HUGHES ELECTRONICS CORPORATION ("GMHE"), a Delaware corporation, and SATELLITE TRANSPONDER LEASING CORPORATION ("STLC"), a Connecticut corporation, jointly and severally (collectively referred to hereinafter as the "Lessee");


                                   RECITALS
                                   --------

          WHEREAS, the Lessee and the Lessor have entered into a Participation Agreement, dated as of December 27, 1991 (the "Participation Agreement"), with
                                               -----------------------
the other parties named therein, including the Owner Participant identified in
Item 1 to Schedule E, with respect to the transactions of which this Lease is a part;

          WHEREAS, the Lessee desires to enter into a lease of the
Transponders aboard that certain communications satellite known as SBS-6
(which Transponders were purchased by Lessor pursuant to a Transponder Purchase Agreement between STLC and Lessor of even date herewith (the "Purchase
                                                              --------
Agreement")), and which Transponders are described in Appendix B thereto and
---------
Annex 1 to the Bill of Sale, and the Lessor desires to lease such Transponders to the Lessee at the rentals and upon the terms hereinafter provided and as provided hereafter in any supplement to the Lease;

          WHEREAS, STLC is an indirectly owned subsidiary of GMHE (also referred to hereinafter as the "Guarantor");

          WHEREAS, Guarantor is concurrently executing a Guarantee Agreement of even date herewith, pursuant to which Guarantor shall unconditionally guarantee certain obligations of Seller and Contractor under the Hughes Agreements;

          WHEREAS, Ascent Communications Advisors has prepared an Appraisal of the Transponders to the satisfaction and agreement of the Owner Participant and its special tax counsel; and

          WHEREAS, the parties hereto contemplate that the Lessor will, simultaneously with the execution and delivery hereof, assign for security purposes certain of its rights in this Lease to the Indenture Trustee, pursuant to the Indenture, dated as of December 27, 1991, between the Lessor and the Indenture Trustee.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

                                   AGREEMENT
                                   ---------

     SECTION 1.  Definitions.  Capitalized terms shall for all purposes hereof
                 -----------
have the respective meanings assigned thereto in Appendix A to the Participation Agreement.

     SECTION 2.  Acceptance of the Transponders by Lessor; Lease of the
                 ------------------------------------------------------
Transponders.
------------

          (a) On the Delivery Date, Lessee, on behalf of Lessor and as its agent, shall accept delivery of each Transponder upon fulfillment to the satisfaction of, or waiver by, Owner Participant, Initial Note Purchaser or Lessee, as the case may be, of the conditions specified in Article III of the Participation Agreement applicable to Owner Participant, Initial Note Purchaser or Lessee, as evidenced, in the case of the

Owner Participant and the Initial Note Purchaser, by each of them having made the full amount of their Commitments and Debt Commitments, respectively, available in accordance with Section 2.01 of the Participation Agreement, and in the case of Lessee by its execution of the Lease.

          (b) Effective immediately upon the acceptance of each Transponder by Lessee on behalf of Lessor pursuant to this Section 2, (i) such Transponder shall be deemed for all purposes to be leased by Lessor to Lessee hereunder and accepted by Lessee hereunder for all purposes, and (ii) the Lease Term for such Transponder shall commence. Lessor hereby agrees to lease to Lessee hereunder, and Lessee hereby agrees to lease from Lessor hereunder, each Transponder during the Lease Term applicable to such Transponder.

     SECTION 3. Term and Rent.
                -------------

          (a)  Term.  The lease term shall be equal to the Interim Term, the
               ----
Basic Term and any Renewal Term (the "Lease Term"). The Interim Term shall
                                      ----------
commence on the Delivery Date and run to and including the date set forth on
Item 2 to Schedule E (the "Interim Term"), unless earlier terminated pursuant to
                           ------------
the terms hereof. The Basic Term shall commence on the day immediately following the end of the Interim Term (the "Basic Term Commencement Date") and
                                            ----------------------------
run for the period set forth in Item 3 to Schedule E hereto, and shall expire on the date set forth in Item 4 to Schedule E hereto unless earlier terminated pursuant to the terms hereof.

          (b)  Base Rent; Interim Rent.  As Interim Rent and Base Rent for each
               -----------------------

Transponder;

          (i)(A) During the Interim Term on each date (including the Interim Rent Payment Date) on which a payment of interest is due on the Notes, if and to the extent that on or prior to any such date, Lessor shall not have remitted funds to Indenture Trustee (in accordance with clause (k) below or otherwise) in an amount equal to such interest (all such interest being collectively referred to as the "Lessor Interim Amount"), Lessee shall advance to Lessor as
           ---------------------
Supplemental Rent any portion of Lessor Interim Amount not paid by Lessor. Lessor shall give notice to Lessee and Indenture Trustee at least five Business Days prior to such interest payment date if funds equal to the Lessor Interim Amount will not be paid by Lessor on such date, provided, however, that Lessor's
                                                --------  -------
failure to deliver such notice shall not affect Lessee's obligation under this
Section 3(b)(i)(A).  (B) In addition, subject to adjustment as provided in
Section 4, Lessee shall pay to Lessor on the Interim Rent Payment Date as Interim Rent for each Transponder an amount equal to the percentage set forth in Schedule A opposite the "Interim Rent Payment Date," multiplied by Buyer's Cost for such Transponder.


          (ii) Subject to adjustment as provided in Section 4, Lessee shall pay to Lessor installments of Base Rent during the Basic Term on each Rent Payment Date during the Basic Term, each such installment to be in an amount equal to the sum of (A) the percentage set forth in Schedule A opposite the applicable Rent Payment Date, multiplied by Buyer's Cost for such Transponder, and (B) the Rent Differential Amount, if any. In addition, in the event that any interest on the Notes becomes due and payable during the Basic Term on a date other than on a Rent Payment Date, Lessee shall pay to Lessor, on such date, Base Rent in an amount equal to the amount of such interest.

          Base Rent with respect to any Transponder during any Renewal Term shall be payable as provided in Section 18.

          (c)  Supplemental Rent.
               -----------------

               (i) Lessee shall pay to Lessor, for its own account, or to any Person entitled thereto, as provided herein or in any other Operative Document, any and all Supplemental Rent promptly as the same shall become due and payable, and shall pay Premium, if any, as the same shall become due and payable pursuant to the Notes and the Indenture.

               (ii) If, and to the extent that, on or prior to the Interim Rent Payment Date, Lessor shall not have remitted to Indenture Trustee (in accordance with clause (k) below or otherwise) funds in an amount (the "Lessor
                                                                        ------
Payment Amount") equal to the amount, if any, set forth in Schedule III to the
--------------
Participation Agreement and designated as the "Lessor Payment Amount", which amount shall represent scheduled payments of principal on the Notes due on or prior to the Interim Rent Payment Date (as such amount may be adjusted pursuant to Section 4), Lessee shall advance to Lessor on the Interim Rent Payment Date as Supplemental Rent any portion of the Lessor Payment Amount not remitted to Indenture Trustee by Lessor. Lessor shall give notice to Lessee and Indenture Trustee at least five Business Days prior to the Interim Rent Payment Date if funds equal to the Lessor Payment Amount will not be paid by Lessor on such date; provided, however, that Lessor's failure to deliver such notice shall not
      --------  -------
affect Lessee's obligations under this Section 3(c)(ii).

               (iii) As Supplemental Rent, Lessee shall pay, when due, on behalf of Lessor, (A) to Contractor (or the Substitute Service Provider, if applicable), any amounts due from Lessor to Contractor under the Service Agreement (or any Substitute Service Agreement) and (B) to Seller any amounts due from Buyer to Seller under the Purchase Agreement, in each case with respect to any Transponder for the period that such Transponder is subject to the Lease.

          (d)  Method of Payment.  Subject to Section 21, all Rent (other than
               -----------------
Excepted Payments) payable to Lessor shall be paid to Indenture Trustee for so long as the Lien of the Indenture shall remain in effect and thereafter to Owner Trustee. All other Supplemental Rent (including any Excepted Payment) payable to any Person pursuant to any Operative Document or any Hughes Agreement shall be paid to such Person as provided in such Operative Document. Each payment of Rent shall be made by Lessee in immediately available funds, on or before 12:00 noon (local time, at the place of payment as designated in Section 3(j) hereof), on the scheduled date on which such payment shall be due, unless such scheduled date shall not be a Business Day in which case such payment shall be due and payable on the immediately succeeding Business Day with the same force and effect as if made on such scheduled date, and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

          (e)  Late Payment.  If any Rent shall not be paid when due, Lessee
               ------------
shall pay to Lessor or to Indenture Trustee, as the case may be (or, in the case of Supplemental Rent, to any Person entitled thereto as provided herein or in any other Operative Document or Hughes Agreement), as Supplemental Rent, interest (to the extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the date of payment thereof (unless payment is made after 12:00 noon (local time, at the place of payment as designated in Section 3(j) hereof), in which event such date of payment shall be included) at the Overdue Rate.

          (f)  Minimum Payment.  Notwithstanding any other provision of the
               ---------------
Lease (including, without limitation, Sections 3(h) and 4) or any other Operative Document or Hughes Agreement, (1) for any Transponder, the amount of Interim Rent, Base Rent, Supplemental Rent and Advance Amount payable on any day on which Interim Rent or Base Rent or Supplemental Rent pursuant to Section 3(b)(i)(A) or Section 3(c)(ii) is due, as the same may be adjusted pursuant to
Section 4 (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the amount of scheduled principal and accrued interest due and payable on the Notes outstanding on such day in respect of such Transponder and (2) for any Transponder, the amount of Stipulated Loss Value, Termination Value and the EBO Amount as of the applicable EBO Date, as each such amount may be adjusted pursuant to Section 4, together with the Rent payable under this Lease on any such date in respect of such Transponder (excluding, in each case, any portion thereof constituting an Excepted Payment), shall be at least equal to the amount of principal and accrued interest and Premium, if any, which would be due and payable on the Notes outstanding on such date in respect of such Transponder, assuming such date or such applicable EBO Date, as the case may be, was the date such payment was due on the Notes in respect of such Transponder in connection with any payment by Lessee of such Stipulated Loss Value, Termination Value or any EBO Amount.

          (g)  Net Lease; No Setoff; Etc.  This Lease is a net lease and,
               -------------------------
notwithstanding any other provision of this Lease to the contrary (except as expressly
                                       7
provided in Section 3(h)), the obligation of Lessee to pay Rent hereunder and under any other Operative Document shall be absolute and unconditional and shall not be affected by any circumstance of any character, including, without limitation: (1) any counterclaim, setoff, recoupment, interruption, deduction, defense, abatement, suspension, deferment, diminution or reduction; (2) any defect in the condition, design, quality, operation or fitness for use or purpose of the Transponders, or any part thereof or interest therein; (3) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of, or any requisition or taking of, the Transponders, or any part thereof or interest therein; (4) any restriction, prevention, interruption or curtailment of or interference with any use, operation or possession of the Transponders, or any part thereof or interest therein; (5) any defect in, or any Lien on, title to the Transponders, or any part thereof or interest therein or any other restriction thereon; (6) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of STLC, GMHE or Lessor; (7) any bankruptcy, insolvency, reorganization, discharge or forgiveness of indebtedness, composition, adjustment, dissolution, liquidation or other like proceeding relating to STLC, GMHE, Indenture Trustee, Lessor, Owner Participant, any Noteholder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Person mentioned above, or by any court;
(8) any claim that STLC or GMHE has or might have against any Person, including, without limitation, Indenture Trustee, any Noteholder, Lessor or Owner Participant (but this Section 3(g) shall not constitute a waiver of any such claims); (9) any failure on the part of Lessor, Indenture Trustee, Owner Participant or any Noteholder to perform or comply with any of the terms hereof or of any other Operative Document or Hughes Agreement;

(10) any invalidity or unenforceability or impossibility of performance, or disaffirmance, of any provision of this Lease or any of the other Operative Documents or Hughes Agreement, whether against or by STLC or GMHE or otherwise;
(11) any Applicable Laws now or hereafter in force; (12) any failure to obtain any required governmental consent for a transfer of rights or title on the Delivery Date to the Lessor or any other Person; (13) any amendment or other change (except as to the subject matter of any such amendment or change), or any assignment of, any rights under any Operative Document or Hughes Agreement, or any waiver or other action or inaction under or in respect of any Operative Document or Hughes Agreement, or any exercise or nonexercise of any right or remedy under or in respect of any Operative Document or Hughes Agreement, including, without limitation, any foreclosure or other remedy under the Indenture or this Lease or the sale, pursuant to any such foreclosure or such exercise of other remedy, of any Transponder or any portion thereof or interest therein; or (14) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Lessee, to the extent permitted by law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution or reduction of Rent payable by Lessee hereunder. If this Lease shall be terminated in whole or in part for any reason whatsoever except as expressly provided herein, Lessee shall nonetheless pay to Lessor (or, in the case of Supplemental Rent, to Lessor for its own account or to any Person entitled to such Supplemental Rent as specified herein or in the appropriate Operative Document or the Hughes Agreement), an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Except with respect to payment of any Advance Amount pursuant to Section 3(b)(i)(A) and 3(c)(ii), each payment of Rent shall be final, and the Lessee agrees not to seek to recover all or any part of any such payment from the Lessor, the Indenture Trustee or the Owner Participant for any reason under any circumstance whatsoever; provided, however,
                                                              --------  -------
that nothing contained in this Section 3(g) shall prevent the Lessee from bringing an action for damages suffered by the Lessee as a result of the breach by any Person of any obligation of such Person expressly stated in any Operative Document or Hughes Agreement or for equitable relief to obtain compliance with any such obligation, or for the return of mistakenly paid amounts of any Rent. Nothing contained in this Section 3(g) shall be construed as: (1) a guaranty of
(i) the value of the Transponders upon termination of the Basic Term or any Renewal Term or (ii) the useful life of the Transponders or (iii) payment of any of the Notes; or (2) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to the Transponders; or (3) a waiver by Lessee of its right to assert and sue upon any claims it may have against any other Person in one or more separate actions.


          (h)  Repayment Of Advance Amount.  Lessee shall be repaid, in the
               ---------------------------
manner provided in the next sentence, any Advance Amount (plus interest on the outstanding portion thereof at a simple interest rate of 14% per annum from the date that any portion of such mount is advanced by Lessee to but not including the date it is repaid by Lessor) (the "Repayment Amount"). The Lessee shall be
                                       ----------------
entitled to offsets (without duplication) against any payments of Rent (other than as limited by the three provisos to this sentence) due from Lessee to Lessor or Owner Participant (including, without limitation, Interim Rent, Base Rent, Stipulated Loss Value, Termination Value or the applicable EBO Amount and all other amounts payable to Lessor in connection with any termination of this Lease, but excluding Excepted Payments payable to the Trust Company) until Lessee has received the Repayment Amount, whether by cash payment, offsets as herein provided, or any combination thereof; provided, however, that in case of any payment due to Lessor from
         --------  -------
Lessee, Lessee's right of offset shall be limited to the portion of such payment, if any, distributable to Lessor or Owner Participant thereunder; provided further, however, that no such offset or aggregate combined effect of
-------- -------  -------
separate offsets shall reduce the amount of any installment of Interim Rent, Base Rent, Supplemental Rent due under Section 3(b)(i)(A) or Section 3(c)(ii) Stipulated Loss Value, Termination Value or the EBO Amounts as of any date payable under this Lease to an amount that would be in contravention of the minimum payment requirements of Section 3(f); and provided further, however,
                                                  -------- -------  -------
that Lessee shall have no such right of offset so long as any Payment Default, Bankruptcy Default or Event of Default has occurred and is continuing.

          (i)  [Intentionally Omitted]

          (j)  Place Of Payment.  All Rent (other than Rent payable to Persons
               ---------------
other than Lessor as provided in any of the Operative Documents or Hughes Agreements, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons) shall be paid by Lessee to Lessor to its account (Account Number 29377-0) at Rodney Square North, Wilmington, Delaware 19890, Attention: Corporate Trust Administration. All Rent shall be paid by Lessee by wire transfer of immediately available funds in Dollars.

          (k)  Application of Interim Rent.  All amounts required to be paid as
               ---------------------------
Interim Rent pursuant to Section 3(b)(i)(B), whether or not paid, shall be deemed to be payments remitted by Lessor to Indenture Trustee in respect of Lessor Interim Amount and/or Lessor Payment Amount, without duplication, provided that no such deemed payment shall exceed the sum of Lessor Interim
--------
Amount and Lessor Payment Amount.

     SECTION 4.  Recomputation of Scheduled Rent, Stipulated Loss Value,
                 -------------------------------------------------------
Termination Value, and EBO Amounts.
----------------------------------

          (a)  Adjustments to Scheduled Rent.  Subject to the following
               -----------------------------
provisions of this Section 4 and to the provisions of Section 3(f), the amounts of Scheduled Rent shall be appropriately adjusted by such amounts as shall preserve Owner Participant's Net Economic Return with respect to the Transponders, in the event that for any reason:

               (i) The Delivery Date for the Transponders is a date other than as set forth therefor in Schedule III to the Participation Agreement;

               (ii) The Lessor Interim Amount or the Lessor Payment Amount is other than the respective amounts set forth therefor in Schedule III to the Participation Agreement, or the actual amortization schedule attached as

     Schedule X to the Notes on the Delivery Date is other than the Assumed Amortization Schedule.

               (iii) the Debt Commitments with respect to the Transponders is other than as set forth in Schedule III to the Participation Agreement;

               (iv) (A) the amount of Transaction Costs with respect to the Transponders paid by Lessor as a percentage of Buyer's Cost of the Transponders is other than as set forth as "Estimated Transaction Costs" in
     Schedule III to the Participation Agreement, or (B) the date on which the Transaction Costs with respect to the Transponders are actually paid by Lessor is other than the Delivery Date for the Transponders or (C) Lessee pays any of Lessor's Transaction Costs pursuant to Section 9.01 (b) of the Participation Agreement;

               (v) a Covered Tax Law Change with respect to the Transponders shall have occurred;

               (vi) Lessee elects (with the consent of the Owner Participant, if required) to make an adjustment to Scheduled Rent in accordance with the Section of the Tax Indemnification Agreement referred to in Item 5 to Schedule E;

               (vii) the Notes are refunded pursuant to Section 12.01 of the Participation Agreement (in which case the adjustment shall be made to take into account any change in the interest rate on, or the amortization schedule of, the applicable series of Refunding Notes from those of the Refunded Notes); or

               (viii) the interest rate on the Notes is reset as contemplated by
     Article X of the Participation Agreement.

          In connection with any adjustment to Scheduled Rent made pursuant to this Section 4, appropriate corresponding adjustments shall be made to Stipulated Loss Value, Termination Value, each EBO Amount, and the amortization schedule for the Notes, as permitted by the Indenture, which amortization schedule shall be satisfactory to Lessee and Lessor. Any adjustment pursuant hereto shall comply in all respects with the minimum payment requirements of
Section 3(f). In addition, any adjustment pursuant hereto shall be made in the same manner, and shall employ the same methodology, assumptions (including, without limitation, each of the pricing assumptions set forth in Schedule III of the Participation Agreement, as such pricing assumptions shall have been modified by previous adjustments under this Section 4 or pursuant to the Tax Indemnification Agreement), except as such assumptions shall have been modified by the event giving rise to such adjustment, and constraints employed in the original calculation of Scheduled Rent, Stipulated Loss Value, Termination Value and the EBO Amounts as of the Delivery Date. In making any adjustment pursuant to clause (ii) or (viii) above, Interim Rent will be adjusted such that the difference between (A) the sum of the Lessor Interim Amount and the Lessor Payment Amount and (B) the Interim Rent does not exceed the amount set forth on
Schedule III to the Participation Agreement as the "Deferred Equity Limit." If Stipulated Loss Value (or any amount measured thereby), Termination Value or the applicable EBO Amount shall become due and payable hereunder prior to completion of an adjustment to Scheduled Rent pursuant to this Section 4, the adjustment shall be completed prior to the date such payment is due. If required pursuant to Section 6 of the Tax Indemnification Agreement, Stipulated

Loss Value, Termination Value and the EBO Amounts shall be appropriately adjusted in accordance with the applicable provisions of this Section 4.

          It shall be a condition to the application of clause (v) of Section 4(a) that on or prior to the closing on the Delivery Date for the Transponders, Owner Participant shall have provided Lessee with written notice of any Tax Law Change or Proposed Tax Law Change with respect to the Transponders, or Lessee shall have provided Owner Participant with written notice of any Tax Law Change or Proposed Tax Law Change with respect to the Transponders, as to which Owner Participant or Lessee, as the case may be, seeks or may seek the application of this Section 4.

          (b)  Limitations on Adjustments.
               --------------------------

               (1) (A) Any adjustment of Scheduled Rent pursuant to this
Section 4 shall be computed in a manner so as to satisfy the minimum payment requirements of Section 3(f) of this Lease. In addition, any adjustment of Scheduled Rent (due with respect to the Basic Term) pursuant to this Section 4 shall be computed in a manner so as to satisfy the requirements of Sections 4.02(5), 4.07(1) and (2) and 4.08 of Revenue Procedure 75-28, 1975-1 C.B. 752,
as in effect on the Delivery Date; provided that the requirements of such
Section 4.08 shall be applied, in the case of any adjustment pursuant to this
Section 4, on a prospective basis taking into consideration only Scheduled Rent (due with respect to the Basic Term) payable by Lessee from and including the first Rent Payment Date as of which the adjustment takes effect; provided
                                                                 --------
further that any adjustment of Scheduled Rent (due with respect to the Basic
-------
Term) shall be governed by the foregoing requirements of Sections 4.07 and/or
4.08 of Revenue Procedure 75-28 only to the extent that Scheduled Rent (due with respect to the Basic

Term) as of the Delivery Date for the Transponders satisfied such requirements as in effect on the Delivery Date. (B) In the case of any adjustment pursuant to clauses (i) through (iii) or (vi) of Section 4(a), any such adjustment of Scheduled Rent (due with respect to the Basic Term) will be structured in such a fashion so as not to create, solely during the periods from and after the Basic Term Commencement Date, any risk that Section 467 of the Code will apply to Owner Participant (determined without regard to any change in law that occurs after the Delivery Date) greater than is created by the original rent structure with respect to the Transponders in effect on the Delivery Date for the Transponders. (C) In the case of any adjustment pursuant to clauses (iv), (v),
(vii) or (viii) of Section 4(a), any such adjustment of Scheduled Rent (due with respect to the Base Term) shall satisfy (on a prospective basis), Section 467 of the Code and the Regulations, as in effect at the time of such adjustment; provided, however, that in the event the Reset Date occurs after the
            --------  -------
Basic Term Commencement Date, any such adjustment of Scheduled Rent (effected in connection with the reset of the interest rate on the Notes) effective on such Reset Date shall be made in a fashion to satisfy either the standard set forth in clause (B) of this Section 4(b)(1) or the standard set forth in clause (C) of this Section 4(b)(1) (selected by Lessor at such time) for satisfying the constraints of section 467 of the code.

               (2) [Intentionally Omitted]

               (3) In making any adjustment pursuant to this Section 4, no adjustment shall be made to reflect the application of Section 168(d)(3) of the Code.

          (c) Timing of Adjustments. All adjustments to be made pursuant to
              ---------------------
this Section 4 shall be made on and shall be effective as of the Delivery Date for the

Transponders if practicable and to the extent not then practicable, any such adjustment shall be made as soon as practicable after the event giving rise to the adjustment and shall in each case be made in respect of installments of Scheduled Rent becoming due on or after 15 days after the date such adjustment is made; provided that all adjustments to be made pursuant to clause (i) through
(iii) of Section 4(a)(1) shall be made no later than September 1, 1992; provided, further, that with respect to an adjustment pursuant to clause (viii)
--------  -------  ----
of Section 4(a), such adjustment shall made be on or prior to the Repricing
Date.

          (d)  Confirmation of Adjustments.
               ---------------------------

               (1) The amount of any adjustment pursuant to this Section 4 shall be determined by Owner Participant, which shall provide to Lessee, Lessor and Indenture Trustee notice of such adjustment accompanied by an Officer's Certificate of Owner Participant, which Officer's Certificate shall set forth the amount of and the reason for any such adjustment and which shall confirm that such adjustment was made in accordance with the provisions of this Section
4. Such adjustment shall, subject to the following provisions of this Section 4(d), become effective as of the date therein set forth (determined in accordance with Section 4(c)) upon delivery by Owner Participant to Lessee of such notice and Officer's Certificate.

               (2) Within twenty (20) Business Days after receipt of an Officer's Certificate pursuant to paragraph (d)(1) above, if Lessee believes that such adjustment is incorrect, Lessee may request that such adjustment be verified by one of the six largest U.S. independent public accounting firms, including Owner Participant's regular independent accounting firm, as selected by Owner Participant. In such verification process, such accounting firm shall be given access by Owner Participant to the assumptions, methods of calculation, computations, computer programs and files employed by Owner Participant in calculating such proposed adjustment and employed in the original calculation of Scheduled Rent, Stipulated Loss Value, Termination Value and the EBO Amounts as of the Delivery Date, subject to the execution of such confidentiality agreements as Owner Participant shall reasonably request. Any revised adjustment resulting from such verification shall become effective on the next Rent Payment Date occurring on or after 15 days after such verification has been concluded.

          (3) Such verification by such accounting firm shall be at the expense of Lessee unless such verified adjustment results in a readjustment in favor of Lessee that exceeds 5 basis points in the Net Present Value of Scheduled Rent, in which case verification shall be at the expense of Owner Participant. Such determination of adjustment by Owner Participant, or, if so requested in accordance with Section 4(d)(2), such verified adjustment, as the case may be, shall be conclusive and binding on the parties to the Participation Agreement.

     (e) Further Assurances. At the time any adjustment is made pursuant to
         ------------------
this Section 4, the parties hereto shall enter into a supplement to this Lease to reflect such adjustment and shall enter into such amendments to the other Operative Documents (including an amendment to Schedule III to the Participation Agreement) and do such further acts as may be reasonably required in order to effectuate such adjustment; provided that such adjustment shall become effective as provided in Section 4(d) without regard to the date on which such supplement to this Lease is executed and delivered.

   SECTION 5. Representations, Warranties and Agreements as to the Transponders.
              -----------------------------------------------------------------

          (a) Disclaimer of Warranties. AS BETWEEN LESSEE AND LESSOR, DELIVERY
              ------------------------
OF EACH TRANSPONDER BY LESSOR TO LESSEE PURSUANT TO SECTION 2 SHALL BE CONCLUSIVE PROOF OF SUCH TRANSPONDER'S COMPLIANCE WITH ALL REQUIREMENTS OF THIS LEASE, AND LESSOR LEASES AND LESSEE TAKES SUCH TRANSPONDER AND ANY PART THEREOF AS IS WHERE IS WITH ALL FAULTS, AND LESSEE ACKNOWLEDGES THAT NEITHER LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER NOR INDENTURE TRUSTEE HAS
MADE, NOR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER OR ANY PART THEREOF, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY LESSEE IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN SUCH TRANSPONDER OR ANY PART THEREOF, OF ANY NATURE WHETHER PATENT OR LATENT, AND THAT NEITHER LESSOR, THE TRUST COMPANY, OWNER PARTICIPANT, ANY NOTEHOLDER NOR INDENTURE TRUSTEE SHALL HAVE ANY RESPONSIBILITY

OR LIABILITY WITH RESPECT THERETO, except that Lessor hereby represents, warrants and covenants that on the Delivery Date (A) Lessor shall have whatever title to such Transponder was conveyed to it by Seller under the Purchase Agreement and the Bill of Sale thereto and (B) during the Lease Term (so long as no Event of Default shall have occurred and be continuing) Lessor will not, through its own actions or inactions, interfere with the quiet enjoyment of any Transponder by Lessee and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Lien on or with respect to any Transponder. The provisions of this Section 5(a) have been negotiated, and except as expressly provided in the Operative Documents, the foregoing provisions are intended to be a complete exclusion and negation of any warranties by Lessor, the Trust Company, Owner Participant, any Noteholder or Indenture Trustee, express or implied, with respect to such Transponder, whether arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect, or otherwise. Nothing contained herein shall in any way diminish or otherwise affect any right Lessee may have with respect to any Transponder against any other third person. Neither Lessor, the Trust Company, Owner Participant, any Noteholder or Indenture Trustee shall at any time be required to inspect such Transponder, nor shall any inspection by Owner Participant, Lessor, the Trust Company, any Noteholder or Indenture Trustee be deemed to affect or modify the provisions of this Section 5(a).

          (b) Exercise of Certain Rights under the Hughes Agreements.
              ------------------------------------------------------

              (i) STLC, in its capacity as Seller under the Purchase
Agreement, is making certain representations and warranties and undertaking certain payment obligations to Lessor in its capacity as Buyer under the Purchase Agreement with respect to the Transponders. The provisions of the Purchase Agreement have been fully negotiated and represent the full and complete agreement of the parties thereto with respect to the subject matter thereof. None of the provisions of the Purchase Agreement are incorporated in this Lease and LESSOR ACKNOWLEDGES THAT LESSEE, IN ITS CAPACITY AS LESSEE, HAS NOT MADE NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TRANSPONDER, OR ANY PART THEREOF, IN THIS LEASE OR ANY OF THE OTHER OPERATIVE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF SUCH TRANSPONDER, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH TRANSPONDER OR ANY PART THEREOF, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THE OPERATIVE DOCUMENTS. The foregoing is not in any way intended to, nor shall it be deemed to, limit or otherwise affect the obligations or representations or warranties of Lessee under Section 4.01 or Article VI of the Participation Agreement, of Seller under the Purchase Agreement or of Contractor under the Service Agreement.

         (ii) Lessor hereby agrees that so long as no Event of Default shall have occurred and be continuing with respect to a Transponder, Lessor shall not exercise, during the Lease Term for such Transponder, any of its rights under the Hughes Agreements in respect of such Transponder, including any of its rights to any indemnity or other payments with respect to such Transponder; provided that Lessee cannot waive the obligations of Seller or Contractor, and
--------
Lessor may exercise any rights and remedies it might have, under Sections 5.01, 5.05, 8.01, 10.02, 15.10 and 15.12 of the Purchase Agreement and under Article 7 and Sections 2.1(b), 4.1, 4.2, 4.5, 4.7, 6.3, 13.10 and 13.12 of the Service
Agreement; provided, in addition that, notwithstanding anything to the contrary
           --------  -- --------
in the foregoing, Lessor shall at all times retain the right to defend its title to the Transponders and to enforce its rights under the Lease or the Purchase Agreement to cause Lessee or Seller to defend such title in accordance with the provisions hereof or thereof. Lessor hereby authorizes Lessee, for so long as this Lease shall be in effect with respect to any Transponder and so long as no Event of Default shall have occurred and be continuing, to exercise in the name of and on behalf of Lessor, the right and power to deal with the Seller and Hughes Services under the Hughes Agreements and any other manufacturer or supplier of such Transponder or any other users of the transponders on the Satellite including, without limitation, the right to demand, receive, accept and retain all services, tests, inspection rights, reports and other data and services with respect to such Transponder as provided in the Purchase Agreement and the Service Agreement, and the right to enforce (by legal action or otherwise) or to elect not to enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon expiration or termination of the Lease) against such Seller, Hughes Services, other manufacturer or supplier or other user all rights, powers and privileges of Lessor, and to receive all benefits of Lessor with respect to Seller (subject to Sections 12(c) and 12(d)), Hughes Services, such other manufacturer or such supplier or such other user, under any express or implied warranty or indemnity or other provisions of the Hughes Agreements or substitute agreements in effect, pursuant to Section 7(b) or otherwise, including, without limitation, the right to enforce (or not enforce (except in such manner as would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease)) and the right to obtain and retain the benefits of, all rights and claims of Buyer under the Purchase Agreement or of Owner under the Service Agreement; provided that
                                                            -------- ----
notwithstanding any term or provision of this Section 5(b)(ii) to the contrary, Lessor and Owner Participant shall retain the right to any Excepted Payment owing to either of them, respectively.

         (iii) If, notwithstanding the foregoing, Lessor receives any payment of any kind whatsoever under the Purchase Agreement or the Service Agreement during the Lease Term to which Lessee is entitled pursuant to Section 5(b)(ii), Lessor shall upon receipt remit to Lessee the full amount of the payment received by it under the Purchase Agreement, or the Service Agreement, as the case may be; provided that no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing; provided further, however, that
                                               -------- -------  -------
Lessor shall promptly remit such amounts to Lessee at such time as no Payment Default, Bankruptcy Default or Event of Default is continuing.


   SECTION 6. Liens; Quiet Enjoyment; Assignment and Sublease.
              -----------------------------------------------

          (a) Liens. Lessee shall not directly or indirectly create, incur,
              -----
assume or suffer to exist any Lien on or with respect to any Transponder, the Lessor's Estate or the

Indenture Estate, or title thereto or any interest therein, except Permitted Liens. Lessee's obligations under this Section 6(a) with respect to any Lien, other than Owner Participant Liens or Lessor's Liens, on any Transponder arising prior to the termination of this Lease shall survive such termination.

          (b) Quiet Enjoyment. So long as no Event of Default shall have
              ---------------
occurred and be continuing, as between Lessee and Lessor, Lessee shall have the exclusive rights to possession and control of each Transponder and Lessor shall not take any action that interferes with the quiet enjoyment of the use or non-use of any Transponder by Lessee, and Lessee shall have the right to use or not use such Transponder in its sole discretion.

          (c) Assignment, Sublease by Lessee. So long as no Event of Default
              ------------------------------
shall have occurred and be continuing, Lessee may, without the consent of or prior notice to Lessor, assign its leasehold interest in whole or in part (including any of Lessee's rights or options hereunder) in this Lease or sublease, license, enter into short term or long term service contracts, transfer Control of, or permit Seller or any other Person (including, without limitation, to a "tax-exempt" entity as defined in Section 168(h) of the Code) to use all or any part of any Transponder or Transponders during the Lease Term (collectively the "Use Agreements") (such Use Agreements not including for the purposes of Sections 6(c)(i), 6(c)(iv) and 6(c)(v) any occasional use service contract for the provision of part-time, occasional use transponder capacity on available Ku-band or C-band transponders on satellites, including the Satellite, owned or operated by STLC or any Affiliate and not expressly required to be made available on the Satellite, an "Occasional Use Service Contract")), on and subject to the following terms and conditions:

               (i) such Use Agreements shall expressly provide that the rights of any sublessee, assignee, user or operator thereunder (collectively, "User") are subject and subordinate to all the terms and conditions of this Lease, including, without limitation, Lessor's right to repossess any Transponder and terminate such Use Agreements upon the occurrence of an Event of Default;

               (ii) Lessee shall remain primarily liable to Lessor for the performance of all of the terms of this Lease to the same extent as if such Use Agreements had not occurred;

               (iii) such Use Agreements shall not be in violation of Applicable Law and the terms and conditions thereof shall not be inconsistent with the terms of this Lease, provided that the term thereof (as well as the term of any Existing Lease set forth in Exhibit D-1 or D-2, hereto) may extend beyond the expiration of the Lease Term, subject to the provisions of
     Section 6(e);

               (iv) such Use Agreements shall prohibit the User from entering into any Further Use Agreements without obtaining (x) the written consent of Lessee and (y) an agreement by any such User further transferring its rights to comply with the terms and conditions of this Section 6(c), including, without limitation, the requirement that any such Further Use Agreement be expressly subject and subordinate to this Lease; and

               (v) if Lessee is required to obtain or maintain casualty insurance pursuant to Section 9(b)(i), then within thirty (30) days following the date Lessee shall have Actual Knowledge of the existence of the conditions under
      Section 9(b)(i) that require Lessee to obtain or maintain such insurance, Lessee shall execute and deliver to Lessor an assignment agreement (in form and substance reasonably acceptable to Lessor) assigning to Lessor as additional security for all of Lessee's obligations hereunder its rights, with respect to the provision of transponder capacity on the Satellite only, under all Use Agreements, except that Lessee shall not be required to obtain a User's acknowledgement of or consent to such assignment nor to notify (and in connection therewith, Lessor hereby agrees not to notify) any User of such assignment unless an Event of Default shall have occurred and be continuing. Such assignment agreement shall provide that Lessee shall remain primarily liable to User to perform its obligations under such Use Agreement.

Subject to the provisions of this Section 6(c), Lessee may render any communications service, so long as the foregoing provisions of this Section 6(c) shall apply, and Lessee or any Affiliate may provide Transponder or Transponders capacity by Lessee or any Affiliate of Lessee to any of their respective customers in the ordinary course of their respective businesses; provided that no rendering of any such communications service or the providing of Transponder or Transponders capacity, and neither the entering into or performing of any agreement related thereto, shall operate to reduce, excuse or in any way affect the obligations of Lessee hereunder and under the other Operative Documents to which it is a party and as to which Lessee will remain primarily liable.

          (d) Existing Leases. As of the date hereof, Lessee is a party to
              ---------------
existing leases on certain Transponders, and the lessees under certain of such leases are, in turn, sublessors under subleases, which leases and subleases (not including any Occasional Use Service Contract) are listed in Exhibit D-1 (as to the leases) and Exhibit D-2 (as to the subleases) (collectively, the "Existing Leases").
                                                          ---------------
Contemporaneously with the execution and delivery of this Lease, Lessee is assigning to Lessor, pursuant to the Assignment Agreement dated as of December 27, 1991 between STLC and Owner Trustee, as additional security for all of Lessee's obligations hereunder its rights under such Existing Leases, with respect to the provision of transponder capacity on any Transponder and on the Satellite only (other than the Chevron, ISBN Space Segment Services Agreement No. CITCO839, dated May 15, 1990); provided, however, that Lessee shall not be
                                   --------  -------
required to obtain an acknowledgement of or consent to such assignment from any Sublessee under any Existing Leases or to notify, and in connection therewith Lessor hereby agrees not to notify, any such Sublessees of the assignment unless an Event of Default shall have occurred and be continuing; and provided,
                                                               --------
further, however, that Lessee shall remain primarily liable to such Sublessees
-------  -------
to perform Lessee's obligations under the Existing Leases. In addition, Lessee shall remain primarily liable to Lessor for the performance of all of the terms of the Lease to the same extent as if such Existing Lease had not occurred.

     (e) Return of Transponders. (i) Any Use Agreement may by its terms extend,
         ----------------------
or be extended by the User, beyond the Lease Term and (ii) any Existing Lease may be extended by the Sublessee beyond the Lease Term (a Transponder with respect to which such Use Agreement or Existing Lease provides for such extension, a "Selected Transponder"); provided that, each Transponder
                                      -------- ----
(including, but not limited to, any Selected Transponder) shall, at the time of Redelivery to Lessor pursuant to Section 10, be free and clear of any continuing obligation to any User, Sublessee or other Person, unless Owner Participant shall otherwise expressly agree in writing at the request of Lessee.

       SECTION 7. Operation; Maintenance; Compliance with Law; Location of
                  --------------------------------------------------------
  Satellite; Substitution of Transponders.
  ---------------------------------------

             During the Lease Term with respect to any Transponder:

             (a) Operation. Lessee shall observe and perform each and every
                 ---------
obligation (and shall exercise all rights where failure to do so would have a material adverse effect on Lessor's interest in the Transponders upon the expiration or termination of the Lease) of Buyer under the Purchase Agreement and Owner under the Service Agreement to the extent the same relate to such Transponder, and shall keep the same in full force and effect. Lessee shall not use any Transponder during the Lease Term or authorize any third party to use such Transponder in breach of the Purchase Agreement, the Service Agreement or any Applicable Laws applicable to Lessee, Lessor (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Lessor solely because of it being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), Owner Participant (in its capacity as such Transponder owner without regard to Applicable Laws applicable to Owner Participant solely because of it being engaged in a regulated activity of any type other than the owning and leasing of the Transponder), such third party or such Transponder (in each case, other than Applicable Laws as to which noncompliance would not have an Adverse Effect), or in violation of any authorization relating to such Transponder or the Satellite or Lessee issued by any Governmental Authority having jurisdiction over such

 Transponder, the Satellite or Lessee (other than (i) any provision thereof as to which noncompliance would not have an Adverse Effect or (ii) unless the validity of such Applicable Law or authorization is being contested in good faith and by appropriate proceedings (but only so long as such proceedings do not involve any risk of civil or criminal liability to Lessor or Owner Participant, and do not involve any material danger of the sale, forfeiture, loss or diminution in value of such Transponder or the rights of Lessor or Owner Participant under any Hughes Agreement or any Operative Document and adequate reserves with respect thereto shall have been established in accordance with GAAP). As used herein, "Adverse Effect" shall mean that which would materially adversely affect the business, operations or properties of GMHE on a consolidated basis or involve any material danger (x) of the loss of any FCC authorization to operate the Satellite or maintain it in its assigned orbital location, (y) of any material adverse effect on the ability of STLC to perform its obligations hereunder and under the Purchase Agreement or of the sale, forfeiture, loss or diminution in value of any Transponder, or (z) of the imposition of criminal or civil liability on the Lessor or the Owner Participant.

      (b) Maintenance. Lessee hereby agrees to require Hughes Services to
          -----------
 fulfill all of its obligations under the Service Agreement. STLC shall fulfill all of its obligations under the Purchase Agreement. In connection therewith, Lessee will make all payments required to be made during the Lease Term to Hughes Services under the Service Agreement as Supplemental Rent pursuant to
 Section 3(c)(iii), and will on behalf of Lessor perform all other obligations thereunder required to be performed by Lessor, with respect to such Transponder during the Lease Term. So long as during the Lease Term, the Service Agreement or a Substitute Service Agreement shall have remained in full force and effect and Hughes Services (or a Substitute Service Provider (as defined below), if applicable) shall have performed all of its obligations thereunder with respect to such Transponder, all maintenance, management and monitoring responsibilities of Lessee in connection with such Transponder shall be deemed fulfilled, and Lessee shall have no additional independent obligations hereunder relating thereto.


     In the event that at any time during the Lease Term, the Service Agreement shall no longer be in full force and effect or Hughes Services shall fail to perform its obligations thereunder with respect to such Transponder, Lessee, at its expense, shall maintain, manage and monitor, or cause to be maintained, managed and monitored, the Satellite and such Transponder in good working order and repair, ordinary wear and tear excepted, (i) in accordance with the higher of (A) customary industry standards employed by owners of Ku-band transponders on domestic communications satellites or (B) standards at least equal to those used by Hughes Services or any of its Affiliates prior to such failure of performance for other transponders on the Satellite or on another similar satellite owned, leased or operated by Hughes Services or any of its Affiliates (if at the time Lessee or any Affiliate maintains, manages or monitors satellites similar to the Satellite for similar commercial purposes); (ii) in compliance with all Applicable Laws (other than Applicable Laws as to which noncompliance would not have an Adverse Effect); and (iii) in accordance with all applicable requirements of any insurance policy then in effect as required by Section 9 hereof. The foregoing notwithstanding, if, with respect to any Transponder, Contractor or Substitute Service Provider is unable temporarily to perform its maintenance obligations under the Service Agreement or any Substitute Service Agreement due to any

                                      3O

Force Majeure Event, then, provided such temporary failure to perform does not cause a permanent material diminution in the value of such Transponder and is capable of cure before any such permanent diminution in value would result, such failure shall not constitute a breach of Lessee's obligations under this Lease.

     Without limiting the generality of the foregoing, at any time during the Lease Term, if the Service Agreement shall not be in effect, Lessee will arrange for Lessor to enter into and Lessee will keep in full force and effect for the remainder of the Lease Term an agreement for the provision of services (the "Substitute Service Agreement") comparable to those to be provided by Hughes
 ----------------------------
Services under the Service Agreement at a reasonable cost with a sound and reputable service provider, which may or may not be an Affiliate of Hughes Services (the "Substitute Service Provider"), and which such provider shall be
               ---------------------------
reasonably acceptable to Owner Participant. If Lessor enters into a Substitute Service Agreement, it will assign its rights under such agreement to Lessee during the Lease Term on the terms and conditions contained in Section 5(b)(ii).

     (c) Compliance with Law. During the Lease Term with respect to any
         -------------------
Transponder, Lessee or Contractor shall have and maintain all permits, licenses and approvals required by the FCC or under any Applicable Law to operate the Satellite and such Transponder and shall satisfy the requirements of the FCC and any statute, regulation or order applicable to operators, users or lessees of such Transponder; provided, however, that Lessee shall not be deemed to have
                  --------  -------
breached the foregoing covenant unless such non-maintenance or non-satisfaction would have an Adverse Effect. To the extent permitted by law, Lessee or any Affiliate shall prepare and file in timely fashion, or, where Lessor, Owner Participant or Indenture Trustee shall be required so to file, prepare and deliver to such Person within a reasonable time prior to the date for filing, any reports with respect to any Transponder which are required to be filed with any Governmental Body during the Lease Term for such Transponder. Lessor shall notify Lessee promptly after Lessor has Actual Knowledge of any reports or filings required of Lessor by law in connection with its ownership of the Transponders; provided, however, that Lessor shall not
                                   --------  -------
incur any liability to Lessee for failure so to notify Lessee. If Lessee shall fail to timely prepare, deliver or file any such report solely as a result of the failure of Lessor, Owner Participant or Indenture Trustee timely to provide Lessee with (i) any information required in such report which is in the possession of Lessor, Owner Participant or Indenture Trustee and is not reasonably available to Lessee or (ii) notice of the requirement of such report if such report is required as to Lessor, Owner Participant or Indenture Trustee for any reason other than such Person's interest in the Transponder or Transponders then subject to this Lease, Lessee shall incur no liability to any such Person failing to provide such information or notice, to the extent such liability is incurred by the failure to provide such information. Lessor hereby appoints Lessee its attorney-in-fact, to the extent permissible by Applicable Law, to execute such reports in the name of Lessor and to file such reports, and Lessor shall cooperate in furnishing Lessee such information as is available to it which must be included in such, reports. Upon demand, Lessee shall reimburse Lessor, Owner Participant or Indenture Trustee on an After-Tax Basis for any reasonable out-of-pocket costs incurred by each such Person, respectively, in connection with the preparation and filing of any such reports. Lessee shall, on a periodic basis, furnish

Lessor, Owner Participant or Indenture Trustee a copy of all reports filed by Lessee on behalf of any such Person pursuant to this Section 7(c).

          (d) Location of Satellite.
              ---------------------

          (i) Except as set forth in Section 7(d)(ii), Lessee may, upon receipt of all necessary government approvals and permissions, and in accordance with all Applicable Laws, at any time or times during the Lease Term, move the Satellite to a different assigned orbital location; provided, however, that any
                                                    --------  -------
such move may be made only (1) at any time or times if required to comply with a requirement of the FCC and not voluntarily sought by Lessee or any of its Affiliates (an "FCC Ordered Move"); provided that Lessee shall contest in a
                ----------------    --------
commercially reasonable manner any proposed FCC Order requiring a new permanent assignment of the Satellite to an orbital location outside the Authorized Range and any temporary assignment of the Satellite to a location outside the Authorized Range if Lessee has reason to expect, after consideration of the available information, that moving the Satellite to such temporary location and returning it to a location in the Authorized Range would result in the Satellite failing to meet the Minimum Fuel Requirement at the time of Redelivery pursuant to Section 10; (2) at any time or times during the Lease Term at the sole discretion of Lessee (a "Discretionary Move"); provided, however, that a move to
                         ------------------    --------  -------
72 degrees West Longitude shall constitute a Discretionary Move; provided further that no more than two Discretionary Moves may be made by Lessee; and provided further that if Lessee shall renew the Lease and any such renewal term
-------- -------
shall be for the remainder of the Transponders' useful commercial life, then Lessee shall be entitled to make during such Renewal Term one additional Discretionary Move; (3) at any time during the Lease Term, if the move (an "Emergency
 ---------

Move") is to be made to the then FCC authorized orbital location of either (x)
----
the satellite commonly known as Galaxy IV (presently authorized at 99 degrees West Longitude) or (y) Galaxy VII (presently authorized at 91 degrees West Longitude) (or, in either case, for any replacement satellite therefor) in order to fulfill Lessee's then-existing contractual commitments to transponder purchasers, lessees or other users of transponder capacity on such satellites which relate to late delivery, delivery failure or catastrophic failure; (4) if necessary for Lessee to comply with its obligation to redeliver the Transponders in an orbital location within the Authorized Range as provided in Section 10; or
(5) at any time after Lessee shall have exercised its option to acquire the Transponders under Section 20(c), in which later case the provisions of this
Section 20(c), where applicable, shall apply.


     (ii) Lessee's right to move the Satellite as provided in Section 7(d)(i) is subject to the satisfaction of the following conditions:

     (A) prior to Lessee's receipt of a license or other authorization from the FCC to locate the Satellite in an orbital location within the Authorized Range for its remaining useful commercial life (the "Permanent Location"), Lessee cannot use a Discretionary Move to move the Satellite to an orbital location outside of the Authorized Range (an "Alternative Location") unless Lessee shall
                                     --------------------
then have authorization to return the Satellite to an orbital location within the Authorized Range or at 72 degrees West Longitude and Lessee has reason to expect, after consideration of the available information, that such move to an Alternative Location and return to either 72 degrees West Longitude or an orbital position in the Authorized Range to which Lessee reasonably believes the Satellite shall be authorized to return would not result in the Satellite failing to satisfy the Minimum Fuel Requirement applicable at the time of Redelivery pursuant to
Section 10;

     (B) after receipt by Lessee of a license or other authorization from the FCC to locate the Satellite in the Permanent Location, Lessee may make a Discretionary Move of the Satellite to an Alternative Location only if (x) the Satellite shall be moved to such Alternative Location on a temporary basis, and Lessee shall then have the authorization to return the Satellite to the Permanent Location on or prior to the end of the Lease Term, and (y) Lessee has reason to expect after consideration of available information that such move to an Alternative Location and return to the Permanent Location would not result in the Satellite failing to satisfy the Minimum Fuel Requirements applicable at the time of Redelivery pursuant to Section 10;

     (C) any move of the Satellite pursuant to this Section 7(d) will be made in accordance with such industry standards as are practiced when moving satellites to a different orbital location and taking into account the circumstances surrounding any such move (including, the necessity to move the Satellite on a rapid basis when making an Emergency Move); and

     (D) in no case, except for an FCC Ordered Move, will Lessee move the Satellite to an orbital location outside of the orbital arc between and including 72 degrees and 105 degrees West Longitude.


    (e) Substitution of Transponders. Lessee shall have the right subject to the
        ----------------------------
conditions set forth in the following paragraph to substitute a transponder (a

"Replacement Transponder") aboard the Satellite for any Transponder which has
 -----------------------
suffered an Event of Loss. Upon fulfillment of the conditions specified in this
Section 7(e), such Replacement Transponder shall be conveyed by Lessee to Lessor and leased to Lessee hereunder.

     The substitution of a transponder pursuant to this Section 7(e) shall be subject to fulfillment of the following conditions precedent prior to or on the date of the proposed substitution to the reasonable satisfaction of Lessor and at Lessee's sole cost and expense: (i) if the Lease is in effect with respect to such Transponder, no Bankruptcy Default or Event of Default shall have occurred and be continuing or will exist immediately following the proposed substitution;
(ii) on the date of such substitution, the Replacement Transponder (A) shall meet the Transponder Performance Specifications set forth in Appendix C to the Purchase Agreement, (B) shall have a total useful commercial life of 15 years or more as measured from the Delivery Date, and (C) can reasonably be expected to continue to meet such performance specifications for such period of 15 years or more as measured from the Delivery Date (all of (A), (B) and (C) as determined pursuant to the Appraisal Procedure); (iii) Lessor shall have received a bill of sale substantially in the form of the Bill of Sale conveying title to such Replacement Tramponder to Lessor; (iv) if so requested by Lessor, or for so long as the Indenture shall be in effect by Indenture Trustee, Lessee shall have entered into a Lease Supplement covering such Replacement Transponder and, if so requested by Indenture Trustee, the Lessor shall have delivered an Indenture Supplement to Indenture Trustee; (v) Lessor shall have good and marketable title to such Replacement Tramponder free and clear of all Liens other than Permitted Liens of the type discussed in clauses (a) and

(b) of the definition thereof; (vi) such Replacement Transponder shall be covered by an assignment and consent instrument similar in form and substance to the Consent and Agreement; (vii) Lessee shall have made arrangements reasonably satisfactory to Lessor for Lessor to enter into the Service Agreement or the Substitute Service Agreement or, if not then in effect, a service agreement reasonably acceptable in form and substance to Lessor with respect to the Replacement Transponder; (viii) no such substitution shall occur at any time after the tenth anniversary of the Delivery Date; and (ix) Owner Participant shall have received (a) an opinion of its tax counsel that Owner Participant will not suffer any adverse tax consequences as a result of such substitution (other than any such adverse tax consequences as would result from such substitution under the Code or Regulations as in effect as of the Delivery Date) and (b) an indemnity from Lessee satisfactory in form and substance to Owner Participant for any such adverse tax consequences relating to such substitution as Owner Participant may reasonably request. Upon the fulfillment of the foregoing conditions, Lessor will Transfer to Lessee all of Lessor's right, title and interest in and to the Transponder to be replaced as is, where is, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, and will deliver to Lessee such instrument as Lessee shall reasonably request releasing such Transponder from this Lease. Upon such substitution for all purposes hereof, such Replacement Transponder shall be deemed to be a "Transponder" hereunder.

SECTION 8. Termination.
           -----------

     (a) Early Termination.
         -----------------

          (i) Provided that no Payment Default, Bankruptcy Default or Event of Default shall have occurred and be continuing, in the event that Lessee shall in good faith determine that the Transponders, in the aggregate, have become uneconomic, obsolete or surplus to Lessee's requirements (as evidenced by a resolution to such effect adopted by the Board of Directors of HCI (the parent of STLC)), Lessee shall have the option, during the Basic Term (and not during any Renewal Term), upon furnishing a notice to Lessor and Indenture Trustee at least 180 days prior to the effectiveness thereof to terminate this Lease with respect to all, but not less than all, of the Transponders on any Rent Payment Date on or after the date shown as Item 6 on Schedule E hereto (the "Termination
                                                                     -----------
Date"). As a condition to any transfer by Lessor of the Transponders or
----
retention by Lessor of the Transponders (each pursuant to this Section 8), any necessary regulatory approvals in connection therewith shall have been obtained (Lessee hereby agreeing to use reasonable best efforts to obtain or to assist Lessor in obtaining such approvals).

          During the period from the giving of such notice of termination for the Transponders until 60 days prior to the Termination Date, Lessee, as non-exclusive agent for Lessor, shall use commercially reasonable efforts to solicit unconditional cash bids from Persons other than Lessee or its Affiliates (it being understood for the purposes of this Section 8 that "Affiliates" shall include any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, Lessee) to purchase such Transponders on the Termination Date, and Lessee shall, during the period from the giving of such notice of termination until 60 days prior to the Termination Date (as set forth in the preceding paragraph), from time to time at the request of Lessor or Indenture Trustee, inform Lessor and Indenture Trustee of the results of its efforts and shall certify to Lessor and Indenture Trustee, at least 60 days prior to the Termination Date, the amount and terms of each such bid which has theretofore been submitted and the name and address of the party submitting such bid. Lessor and Owner Participant shall each have the right to solicit bids (or each to make its own bid, provided that any bid by Lessor or Owner Participant shall be submitted to Lessee prior to the disclosure by Lessee to Lessor or Owner Participant of any other bids), but shall be under no duty to solicit bids or to inquire into the efforts of Lessee to obtain bids. Each such bid (a) shall be for payment in full in cash and (b) shall not involve any consideration to be received by Lessee or its Affiliates or be connected, directly or indirectly, with any transaction between the purchaser and the Lessee or its Affiliates, (collectively, a "Bona Fide Bid"). On or prior to the
                                            -------------
40th day prior to the Termination Date, Lessee may (provided that Lessee has not previously cancelled a proposed termination except for a deemed cancellation as provided in Sections 8(a)(ii) and 8(c) hereto), by notice to Lessor and Indenture Trustee, cancel the proposed termination of this Lease for the Transponders, whereupon this Lease shall continue in full force and effect with respect to the Transponders.

     If Lessee does not cancel such proposed termination as set forth in the last sentence of the preceding paragraph and any Bona Fide Bids are received on or prior to the 60th day before the Termination Date, Lessee's notice of termination shall become irrevocable on the 10th Business Day prior to the Termination Date and Lessor shall on the Termination Date, provided that the conditions of subsection (b) have been fulfilled, sell such Transponders to the bidder which shall have submitted the highest Bona Fide Bid for such Transponders and which has not defaulted on its bid (or to the next successively highest bidders, if any, which shall have submitted Bona Fide Bids, in the case of a default by the prior bidder, provided such sale shall have been consented to by Lessee if the Bona Fide Bid related thereto is for an amount less than the applicable Termination Value for the Transponders) for such Transponders upon receipt in immediately available funds of the amount specified in such bid. Such funds shall be paid either to Indenture Trustee or to Lessor, as required pursuant to the Indenture. All reasonable out-of-pocket costs and expenses incurred by Lessor or Indenture Trustee including, without limitation, attorneys' fees, in connection with any notice of termination, regardless of whether a sale is completed Or Lessee withdraws its notice of termination, shall be paid by Lessee on an After-Tax Basis.

     (ii) If no sale of the Transponders shall have occurred in accordance with
Section 8(a)(i) on the Termination Date, or if all bidders having submitted Bona Fide Bids for such Transponders that were for an amount at least equal to Termination Value for the Transponders (or if for less than such

                                      4O

Termination Value, the sale to such bidder was consented to by Lessee) have defaulted on such bids, then the Lease shall continue in full force and effect and the termination notice given by Lessee shall be deemed to have been cancelled by Lessee. If no sale of the Transponders shall have occurred in accordance with Section 8(a)(i), as a result of a default by Lessor in its obligation to sell the Transponders in accordance with Section 8(b), then Lessor shall have been deemed to have exercised its election to retain ownership of the Transponders pursuant to Section 8(c) hereof.

     (iii) Notwithstanding anything to the contrary in this Section 8(a), if the bidder to whom the sale would otherwise have taken place shall have defaulted on its bid within the 10 Business Day period prior to the Termination Date, Lessee shall nonetheless make, on the Termination Date, all the payments specified in
Section 8(b) (other than the payment pursuant to the second sentence of Section 8(b)) and payment of Termination Value for the Transponders as of the Termination Date. Promptly thereafter, Lessor shall use its reasonable commercial efforts to sell the Transponders to an unaffiliated third party. Lessor shall retain the net proceeds of any such sale in excess of Termination Value for such Transponders as of the Termination Date. The net proceeds of such sale up to but not exceeding Termination Value for such Transponders as of the Termination Date shall be paid by Lessor to Lessee within 5 Business Days of receipt of the proceeds of such sale. Upon payment by Lessee of all the amounts due pursuant to this Section 8(a)(iii), the obligation of Lessee to pay Base Rent with respect to the Transponders and Supplemental Rent, other than to pay

   Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to such Transponders, shall terminate, such Transponders shall no longer be subject to this Lease and the Lease Term with respect to such Transponders shall end.

     (b) Termination Paments. As a condition to the obligation of Lessor to
         -------------------
terminate the Lease and to sell the Transponders pursuant to Section 8(a) on the Termination Date therefor, Lessee shall on the Termination Date pay to Lessor the sum of (A) all amounts of Base Rent for such Transponders due and unpaid prior to such Termination Date and (B) in the event that the Termination Date is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, the sum of any Scheduled Rent with respect to such Transponders designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 and due on such Termination Date, and the Rent Differential Amount with respect to such date, if any, and (C) any other Rent then due with respect to such Transponders, including Premium, if any, on the outstanding Notes. In addition, Lessor shall retain the net proceeds of the sale of such Transponders and Lessee shall pay to Lessor the excess, if any, of Termination Value for the Transponders (computed as of the Termination Date) over such net sales proceeds. Upon payment by Lessee of the amounts due pursuant to this Section 8(b), the obligation of Lessee to pay Base Rent and Supplemental Rent, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination with respect to such Transponders, shall terminate, such Transponders shall no longer be subject to this Lease and the Lease Term with respect to such Transponders shall end.

     (c) Retention of Transponders by Lessor. If Lessee shall elect to terminate
         -----------------------------------
this Lease pursuant to Section 8(a), Lessor may, subject to Lessee's right to cancel the proposed notice of termination, elect to retain rather than sell the Transponders by giving irrevocable notice to Lessee and Indenture Trustee no later than 45 days prior to the Termination Date. If Lessor so elects to retain the Transponders, on the Termination Date (i) Lessor shall pay to Indenture Trustee an amount equal to the unpaid principal amount of, and Premium, if any, due on the outstanding Notes and (ii) Lessee shall pay to Lessor or the Person entitled thereto as provided in the Operative Documents (A) (i) all Base Rent with respect to the Transponders due prior to the Termination Date and (ii) in the event that the Termination Date is a Rent Payment Date on which a Schedule Rent payment designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, the sum of any Scheduled Rent with respect to the Transponders designated as an "arrears rent" on Schedule A as adjusted pursuant to Section 4 due on such Termination Date and the Rent Differential amount with respect to such date, if any, and (B) all other Rent (other than any amounts required to be paid by Lessee pursuant to the second sentence of Section 8(b)) due and owing on or prior to the Termination Date, including Premium, if any, on the outstanding Notes, (iii) this Lease and the obligations of Lessee hereunder shall terminate, other than to pay Supplemental Rent attributable to acts, events or conditions occurring or existing on or prior to such termination, and
(iv) Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, such instruments as Lessee shall reasonably request to evidence the termination of this Lease. In the event Owner Participant fails to make funds available to Owner Trustee to enable Lessor to pay the amounts specified in clause (i) of this Section 8(c) or Lessee fails to pay the amounts specified in clause (ii) of such sentence, Lessee shall be deemed to have cancelled its notice of termination and the Lease shall continue in full force and effect (and in the case of Lessor's failure to pay the amounts set forth in clause (i), above, Lessee shall have the right to enforce the obligations of Owner Participant as set forth in Section 5.02(j) of the Participation Agreement).


      (d) No Duplication of Rent Differential Amount. In the event that a
          ------------------------------------------
portion of the Scheduled Rent due on any Termination Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Termination Date that is not so designated, a portion of the Rent Differential Amount with respect to such Termination Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Termination Value pursuant to the definition of Termination Value. It is intended that the entire amount of the Rent Differential Amount due on such Termination Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire mount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 9. Insurance.
                ---------

          (a) Liability Insurance. Lessee shall not be required to obtain
              --------------------
general liability insurance in respect of the Satellite or any of the Transponders, unless it shall carry such insurance for similar events or occurrences on other satellites or transponders it or any of its Affiliates owns or leases from third parties, in which case it shall carry such liability insurance on the Satellite or Transponder in the amount and on terms and for similar events or occurrences and against risks comparable to those applicable to such other satellites or transponders. Lessee shall not, however, have any obligation to carry or continue to carry any such liability insurance on any such other satellite or transponders. Lessee agrees that it shall not take any action to induce any of its liability insurers to increase the premiums charged for existing liability insurance with respect to the Transponders or to seek to remove such Transponders from coverage under any such policy, unless Lessee, in its discretion, shall determine that the premium paid for, or attributable to, such general liability insurance is commercially unreasonable.

          (b)  Insurance Against Loss or Damage.
               --------------------------------

               (i) Requirement to Obtain and Maintain. During the Lease Term
                   ----------------------------------
     with respect to any Transponder, if at any time (a) the Moody's Credit Rating is Baa2 or lower or (b) the Standard & Poor's Credit Rating is BBB or lower or (c) GMHE's Tangible Net Worth is less than $3.5 billion, then within thirty (30) days following the date that Lessee shall have Actual Knowledge that any of the foregoing conditions exist, Lessee shall obtain and maintain, for the period that any such condition continues to exist, life or casualty insurance with respect to the Transponders, on standard industry terms and conditions, in an amount equal to

(x) Stipulated Loss Value for the Transponders from time to time without any deductible; except that Lessee shall not be required to obtain such insurance if Lessor in its sole discretion waives such requirement upon written request by Lessee therefor. In addition, Lessor may in its sole discretion permit a deductible upon written request by Lessee therefor. If at any time during the Lease Term (A) the Notes are not rated Investment Grade by either of Moody's or Standard & Poor's and (B) GMHE's Tangible Net Worth is less than $3.5 billion, then, within thirty (30) days following the date that Lessee shall have Actual Knowledge that the conditions described in clauses (A) and (B) exist, Lessee shall obtain, for the period that both of such conditions continue to exist, life or casualty insurance with respect to the Transponders, on standard industry terms and conditions, in an amount, if any, equal to (x) Stipulated Loss Value for the Transponders from time to time, subject to a deductible with Lessor's written consent in an amount not greater than 1.5% of GHME's Tangible Net Worth, as of the date of such insurance policy (with such deductible amount being subject to re-adjustment on the expiration date for such policy, based on the most recent public financial report of GMHE) (the "Permitted Deductible").
                                                       --------------------
If, at any time during the Lease Term, (1) the Moody's Credit Rating is Ba2 or lower or (2) the Standard & Poor's Credit Rating is BB or lower or (3)
GMHE's Tangible Net Worth is less than $3 billion, then Lessee shall carry for the period that any of the conditions described in clauses (1) or (2) or (3) continues to exist, such policy for the full amount of Stipulated Loss Value for the Transponders without any deductible.

     (ii) Non-Discrimination. At all times during the Lease Term, Lessee will
          ------------------
maintain life or casualty insurance in an amount and type for the Tramponders that is not significantly different from the life or casualty insurance that Lessee maintains, in its sole discretion, for comparable transponders owned or operated by Lessee or its Affiliates; provided, however, that the foregoing
                                      --------  -------
shall not require Lessee to maintain life or casualty insurance for the Transponders in an amount in excess of Stipulated Loss Value for such Transponders subject to the Permitted Deductible.

    (iii) Letter of Credit. If at any time during the Lease Term, Lessee is
          ----------------
required to carry insurance against loss or damage for the Transponders, Lessee may, in lieu of or in combination with, carrying such insurance, provide a letter of credit from an Eligible Bank reasonably acceptable to Lessor, which in combination with any insurance carried by Lessee, shall be in an amount corresponding to the Stipulated Loss Value for the Transponders from time to time (minus the Permitted Deductible or such other permitted deductible, if applicable).

    (c) Additional Insureds. All insurance policies, if any, carried in
        -------------------
accordance with Section 9(a) and all policies taken out in substitution or replacement for any such policies (i) shall name Lessor (in its individual capacity and as Owner Trustee), Owner Participant, and Indenture Trustee, as additional insureds, as their respective interests may appear (but without imposing upon any such parties any obligation imposed upon the insured, including, without limitation, the liability to pay the premium for such policies) and in the case of life or casualty insurance pursuant to Section 9(b),

Indenture Trustee, and within 30 days after the Delivery Date Lessor, shall be named as "loss payees", as their interests may appear; (ii) shall provide that any loss (other than a loss under third party liability insurance) shall be adjusted by the Lessee with the insurance carriers and be payable to the Lessor (or, so long as the Indenture shall be in effect, the Indenture Trustee), for application as provided in Section 12 hereof or Section 5.4 of the Indenture; and (iii) shall provide that if such insurance is changed in any material respect in relation to the interests of the Lessor or Owner Participant (and for so long as the Indenture shall be in effect, Indenture Trustee), or if such insurance is allowed to lapse for non-payment of premium, or is invalidated by any action or inaction of Lessee or any other Person (other than action or inaction by Lessor, Owner Participant or Indenture Trustee, as the case may be), such change, lapse or invalidation shall not be effective as to Lessor, Owner Participant and (so long as the Indenture shall be in effect) Indenture Trustee for at least 30 days after receipt by Lessor, Owner Participant and (so long as the Indenture shall be in effect) Indenture Trustee of written notice from such insurers, their agents or the Lessee of such lapse. Each insurance policy provided under this Section 9 shall be primary without right of contribution from any other insurance which is carried by Lessor, Owner Participant or Indenture Trustee with respect to their respective interests as such in the Transponders.

     (d) Separate Insurance. Nothing contained in this Lease shall prevent
         ------------------
Lessor, Owner Participant, Indenture Trustee or Lessee, each at its own expense and for its exclusive benefit, from carrying excess casualty insurance covering the Transponders in addition to the casualty insurance, if any, carried by Lessee under Section 9(b) (any such additional casualty insurance being herein called "Additional Insurance"); provided,
                                --------
however, that Lessee shall not be entitled to obtain any such Additional
--------
Insurance for the Transponders unless Lessee shall then maintain insurance for such Transponders pursuant to Section 9(b) in an amount at least equal to the Stipulated Loss Value for such Transponders from time to time set forth in Schedule B corresponding to such date, subject to customary industry deductibles or the deductibles permitted pursuant to Section 9(b), if applicable. If there shall be any limitation with respect to the amount of Additional Insurance that Lessor, Owner Participant, Indenture Trustee or Lessee may obtain, whether as a result of market capacity or otherwise, then each such party shall have the right to purchase an amount of Additional Insurance for the Transponders as its interests may then appear. Prior to obtaining any Additional Insurance, Lessor, Owner Participant or Indenture Trustee shall provide Lessee with reasonable notice of the Additional Insurance (including the proposed terms thereof) intended to be obtained by it, including evidence satisfactory to Lessee that such proposed terms shall be consistent with the terms of such insurance as may be carried by Lessee under Sections 9(a), 9(b) or 9(c).

     SECTION 10. Redelivery.
                 ----------

          (a) Acceptable Redelivery. At the expiration or earlier termination of
              ---------------------
the Lease Term with respect to any Transponder, if Lessee does not renew this Lease with respect to such Transponder and does not purchase such Transponder, Lessee shall at Lessee's cost and expense redeliver such Transponder to Lessor on the Satellite in the condition required by Section 7 hereof and with the Satellite (i) being located in an orbital location authorized by the FCC for the remaining useful commercial life of the Satellite that is in the Authorized Range, (ii) having been located in such orbital location for a period of no less than the thirty (30) consecutive months prior to the date of such Redelivery, (or being located at any other orbital location as a result of an Emergency Move with no requirement that the Satellite be located in such orbital location for any period of time) pursuant to an FCC authorization which would allow it to remain in such orbital location for the Satellite's remaining useful commercial life (this clause (ii), the "Residency Requirement"), and (iii) meeting the Minimum Fuel Requirement (satisfaction of the requirements set forth in clauses (i), (ii) and (iii) collectively being referred to as an "Acceptable Redelivery"). If Lessee's Redelivery of any Transponder is other than an Acceptable Redelivery, then the parties shall have the rights and obligations set forth in Section 10(c) or Section 10(d). If an Acceptable Redelivery is made, Lessor must accept such Redelivery, subject to
Section 10(b), and Lessee shall have no obligation under Section 10(c) or 10(d).

     (b) Redelivery Terms. In the event of any Redelivery of any Transponder,
         ----------------
Lessee shall execute and deliver to Lessor an instrument substantially in the form of Exhibit C to this Lease that shall constitute evidence of surrender by Lessee of all of Lessee's rights to such Transponder under this Lease and the Hughes Agreements applicable thereto; provided, however, that Lessee's
                                      --------  -------
Redelivery of any Transponder hereunder shall not by itself affect the validity and effectiveness of the Purchase Agreement, Service Agreement or any Substitute Service Agreement relating to such Transponder, as applicable. At the time of any Redelivery, such Transponder shall be free and clear of all Liens (other than Permitted Liens described in clauses (a) and (b) of the definition thereof, excluding Lessor Liens and Indenture Trustee Liens) and free and clear of any right of any Person to use or access such Transponder other than Lessor

                                      5O
or Owner Participant unless Owner Participant shall consent to a request by Lessee to recognize any fight of any Person to use or access such Transponder other than Lessor and Owner Participant; and Lessee shall be in compliance with Sections 7(b) and (c).

     (c) Rejectable Offer. If at the time of Redelivery of any Transponder
         -----------------
(other than a Redelivery pursuant to Section 8), the Satellite will (A) fail to meet the Minimum Fuel Requirement, or (B) be located in an orbital location outside the Authorized Range other than as a result of the failure of STLC to pursue in a commercially reasonable manner authority to locate the Satellite in an orbital location within the Authorized Range or (C) not have been in its orbital location at redelivery for a period of 30 consecutive months by reason of an Emergency Move (an "Emergency Relocation") or an FCC Ordered Move; then, as the remedy for its failure to make an Acceptable Redelivery, Lessee shall make an offer to Lessor (the "Rejectible Offer"), no earlier than 540 days and
                              ----------------
no later than thirty (30) days prior to the scheduled date of such Redelivery, to purchase such Transponder in lieu of Redelivery for a purchase price (the "Offer Amount") equal to (i) 12% of Buyer's Cost for such Transponder if
 ------------
such Redelivery is at the end of the Basic Term or (ii) 2.4% of Buyer's Cost if such Redelivery is at the end of the First Renewal Term. Lessor shall inform Lessee whether it shall accept or reject such Rejectable Offer within ninety
(90) days of receipt of the Rejectable Offer if made 180 days or more prior to the scheduled date of such Redelivery and within fifteen (15) days of receipt of the Rejectable Offer if made less than 180 days prior to the scheduled date of such Redelivery. If Lessor timely rejects the Rejectable Offer, or fails timely to accept or reject such offer, then Redelivery of the Satellite shall occur at the end of the Lease Term pursuant to Section 10(b) and such

Redelivery shall be deemed an Acceptable Redelivery. If Lessor timely accepts the Rejectable Offer, then Lessee shall retain Control of the Transponders, and pay the Offer Amount to Lessor on the last day of the Lease Term, together with any and all Rent due and owing; and concurrently, Lessor shall transfer title to such Transponder to Lessee as is, where is, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without warranty, by executing and delivering to Lessee an instrument substantially in the form of Exhibit C to the Lease.

     If Lessee does not purchase the Subsequent Purchase Option on or before the Subsequent Purchase Option Cut-off Date, and subsequent thereto (during the Lease Term), Lessee makes an Emergency Move of the Satellite, any Redelivery of the Transponders at the termination of the Lease Term shall occur at the orbital location at which the Satellite was located immediately prior to such Emergency Move (unless Lessor, in its sole discretion, shall consent to Redelivery to another orbital location, then to such other location), and the parties shall otherwise have the rights and obligations with respect to such Redelivery as set forth in Section 10(c).


     (d) Rejectable Offer; Decreased Value. If at the time of Redelivery of any
         ---------------------------------
Transponder (other than a Redelivery pursuant to Section 8), the Satellite will (A) fail to meet the Residency Requirement for any reason other than an Emergency Relocation or an FCC Ordered Move or (B) be outside the Authorized Range due to the failure of STLC to pursue in a commercially reasonable manner authority to locate the Satellite in an orbital location for the Satellite within the Authorized Range, then, as the remedy for its failure to make an Acceptable Delivery, Lessee shall make the Rejectable Offer to Lessor in accordance with the immediately preceding paragraph, except that if Lessor timely rejects the Rejectable Offer or fails timely to accept or reject such offer, then (1) Redelivery of the Satellite shall occur at the end of the Lease Term pursuant to Section 10(b), and (2) as the remedy for its failure to make an Acceptable Delivery Lessee shall pay to Lessor the Decreased Value Payment upon the later of the Reclelivery date or five (5) days after the Decreased Value of such Transponder is determined in accordance with the Appraisal Procedure (which procedure shall commence not later than 120 days prior to Redelivery if the existence of a condition requiring a payment of Decreased Value is ascertainable at such time or as soon thereafter as is reasonably possible if it not so ascertainable). If Lessor timely accepts the Rejectable Offer, then Lessee shall retain Control of the Transponders, and pay the applicable Offer Amount to Lessor on the last day of the Lease Term, together with any and all Rent due and owing; and concurrently, Lessor shall transfer title to such Transponder to Lessee as is, where is, free and clear of all Lessor Liens and Owner Participant Liens, but otherwise without any warranty, by executing and delivering to Lessee an instrument substantially in the form of Exhibit C to the Lease.

      As used herein, "Minimum Fuel Requirement" shall mean that amount of fuel which is reasonably determined by Lessee (after consultation, if requested by Lessor, with an appraiser who is qualified to conduct the Appraisal Procedure and utilizing the same measurement techniques generally used by it in connection with making such determinations) to be sufficient to cause the Satellite to have a total useful commercial life of 15 years as measured from the Delivery Date. As used herein, "Decreased Value" shall mean an amount equal to the decreased value of any Transponder as of the Redelivery date due to the decrease in such Transponder's Fair Market Sales Value compared with what such value would be as of such date if the event or condition giving rise to such decreased value had not occurred. As used herein, "Decreased Value Payment" shall mean a payment in an amount equal to the applicable Decreased Value.

          (e) Assumption of Certain Subleases. Upon Lessor's acceptance of a
              -------------------------------
Rejectable Offer made in respect of a Transponder pursuant to Section 10(c) or 10(d). Lessee shall assume any sublease or use agreement for the use of such Transponder entered into by Owner Participant or Lessor (provided it has been entered into in an arm's length transaction with a non-affiliated third party on terms and conditions customary in the transponder leasing industry) after the Preliminary Notice Expiration Date without such Preliminary Notice having been delivered with respect to such Transponder and prior to the Rejectable Offer having been made by Lessee (the "Acceptable Interim Contracts"). As a condition to Lessee's obligation to assume any such Acceptable Interim Contract, Lessor shall pay to Lessee any and all payments of any type it has received on account of such Acceptable Interim Contract net of any reasonable out-of-pocket expenses or costs incurred by Lessor or Owner Participant associated therewith. Notwithstanding the provisions of this Section 10(e), Lessor and Owner Participant shall not be entitled to any indemnity or reimbursement of any costs or expenses that are not directly attributable to obtaining any Acceptable Interim Contract or the provision of services on the related Transponder pursuant to the Acceptable Interim Contracts. Lessee shall indemnify and hold Owner Participant and Lessor harmless against all claims, costs or expenses reasonably incurred in connection with an Acceptable Interim Contract, not including any claims, costs or expenses incurred as a result of a wrongful act by Lessor or Owner Participant. Lessor and Owner

Participant shall indemnify and hold harmless Lessee against all other claims, costs or expenses arising from any affirmative actions by Lessor or Owner Participant to market or otherwise utilize any such Transponder. Lessee shall, at the request of the Lessor or Owner Participant, furnish forms of transponder leases currently in use by Lessee or its Affiliates, and contracts containing all of the substantive provisions of such form and which are substantially identical in all other respects shall be deemed to comply with the requirements of the first sentence of this Section 10(e).

          (f) Redelivery in Connection with Termination. If at the time of a
              -----------------------------------------
termination of the Lease under Section 8(a) with respect to any Transponder, or retention of any Transponder by Lessor in accordance with Section 8(c), such Transponder does not meet the requirements for an Acceptable Redelivery, Lessee shall pay to Lessor, in addition to the other amounts required under Section 8 of the Lease, (A) in the case of a termination of the Lease with respect to such Transponder pursuant to Section 8(a), the Decreased Value Payment with respect to such Transponder to the extent that the Fair Market Sales Value of such Transponder exceeds the higher of (i) the proceeds of any sale of such Transponder and (ii) Termination Value for such Transponder; provided that no
                                                             -------- ----
such Decreased Value Payment shall be due under this Section 8(f) if the Fair Market Sales Value of such Transponder is less than or equal to Termination Value for such Transponder, and (B) in the case of a retention of such Transponder by Lessor in accordance with Section 8(c), an amount equal to the amount, if any, by which the Fair Market Sales Value of such Transponder exceeds the higher of (i) the fair market sales value of such Transponder and (ii) the Termination Value of such Transponder.

     SECTION 11. Cooperation.
                 -----------

          (a) Lessor's Efforts to Sell or Lease. Lessee agrees that during the
              ---------------------------------
last 540 days of the Basic Term or any Renewal Term applicable to any Transponder (unless Lessee has provided Lessor with the Final Notice stating that it will renew the Lease or purchase such Transponder, pursuant to Sections 18 or 19, respectively, and in such case no Bankruptcy Default or Event of Default shall have occurred and be continuing), it will cooperate in all reasonable respects with efforts of Lessor to lease or sell such Transponder, including aiding potential lessees or purchasers by providing all data relating to maintenance and performance for inspection which Owner under the Service Agreement and Buyer under the Purchase Agreement are entitled to receive or inspect subject to any confidentiality requirement set forth in such agreements. Further, Lessee shall notify existing users of such Transponder of the end of the Lease Term and use best reasonable efforts to assist Lessor in obtaining any necessary regulatory approvals to operate, lease or sell such Transponder, at Lessor's reasonable cost and expense, on an After-Tax Basis to Lessee. In addition, Lessee shall furnish to Lessor such information as it supplies to potential lessees or purchasers of transponders that it owns or leases on the Satellite or other similar satellites.

          (b) Value and Useful Life Determinations. Lessee shall provide Lessor
              ------------------------------------
at any time with information which, in the reasonable opinion of Lessor, is necessary or material for Lessor to negotiate and reach an agreement for any determination of Fair Market Sales Value, Fair Market Rental Value and estimated remaining useful commercial life; provided, however, that Lessee shall not be
                                  --------  -------
required to disclose
confidential information unrelated to the performance or maintenance of the Transponders.

     SECTION 12. Loss, Destruction, Condemnation or Damage.
                 -----------------------------------------

          (a) Payment of Stipulated Loss Value. If with respect to any
              --------------------------------
Transponder an Event of Loss occurs, then Lessee shall forthwith (and, in any event, within seven (7) days of such occurrence) give Lessor and Indenture Trustee notice of such Event of Loss (the "Casualty Notice"), which notice shall include, if applicable, Lessee's election to provide a Replacement Transponder in accordance with the last sentence of this paragraph and shall also state whether the proviso to this sentence shall be applicable by reason of the Lessee having in force insurance against loss or damage to the Transponders, pursuant to Section 9(b) or voluntarily, and on the Casualty Payment Date first occurring not less than 30 days after the date of such notice, Lessee shall pay to Lessor an amount equal to the sum of (x) the Stipulated Loss Value for the Transponder due on such Casualty Payment Date and
(y) the sum of (A) all amounts of Interim Rent and Base Rent with respect to such Transponder due and unpaid prior to such Casualty Payment Date, and (B)(i) at any time during the Interim Term or the Basic Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to
Section 4 is due, the sum of Scheduled Rent with respect to such Transponder designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to
Section 4 and due on such Casualty Payment Date and the Rent Differential Amount with respect to such date, if any, or (ii) at any time during a Renewal Term any Base Rent due on such Casualty Payment Date and (C) any other Rent with respect to such

Transponder due and unpaid as of such Casualty Payment Date; provided,
                                                             --------
however, that if, with respect to such Transponder, Lessee shall have in
-------
force insurance against loss or damage to the Transponders, pursuant to
Section 9(b) or voluntarily, then subject to the provisions of Section 12(b), Lessee shall pay to Lessor in immediately available funds on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice, the amount specified in clause (x) of this Section less the amount of such insurance with respect to such Transponder and, within ten (10) days after receipt of any such insurance proceeds (but in no event later than 120 days after the date of such Casualty Notice) the amount specified in clause
(x) of this Section to the extent not previously paid, and to the extent of any such payment to be made from such insurance proceeds or otherwise after the Casualty Payment Date referred to above, Lessee shall pay interest from such Casualty Payment Date on such amount to but excluding the date of payment at the highest interest rate payable on the Notes, if any Notes are then outstanding, and otherwise at the Prime Rate. In lieu of making the foregoing payment, and so long as, but only so long as, no Bankruptcy Default or Event of Default has occurred and is continuing, Lessee may, at its option, notify Lessor and Indenture Trustee of its intent to, and thereafter provide Lessor (on the Casualty Payment Date first occurring not less than thirty (30) days after the date of the Casualty Notice) with a Replacement Transponder, in accordance with, and subject to, the provisions and the conditions in Section 7(e); provided,
                                                                   --------
further that, in the case of an Event of Loss of the type described in clause
-------
(f) of the definition thereof, the amount due on the applicable Casualty Payment Date in accordance with clause (x) of this Section 12(a) shall be the higher of Stipulated Loss Value and the Fair Market Sales Value for the Transponder on such Casualty Payment Date.

          Upon payment in full of all amounts due or the provision of a Replacement Transponder pursuant to the preceding paragraph, Lessor (as seller) shall transfer the Transponder suffering such Event of Loss to Lessee, the obligation of Lessee to pay Interim Rent and Base Rent with respect to such Transponder shall terminate, but shall continue as to any Replacement Transponder, such Transponder shall no longer be subject to this Lease and the Lease Term with respect to such Transponder shall end, but shall apply to any Replacement Transponder.

          (b) Application of Payments upon an Event of Loss. Subject to the
              ---------------------------------------------
  provisions of Section 12(d), and notwithstanding any rights of Lessor as owner of the Transponders, any payments received at any time by Lessor from any Governmental Body or other Person as a result of the occurrence of an Event of Loss with respect to a Transponder (including proceeds with respect to such Transponder from insurance, if any, but excluding proceeds from Additional Insurance with respect to such Transponder carried by Lessor, Owner Participant or Indenture Trustee) shall be applied as follows:

              (i) so much of such payments as shall not exceed the amount, if any, required to be paid with respect to such Transponder by Lessee pursuant to Section 12(a) shall be applied in reduction of Lessee's obligation to pay such amount with respect to such Transponder if not already paid by Lessee, or, if already paid with respect to such Transponder by Lessee, shall be applied to reimburse Lessee for its payment of such amounts, or if Lessee shall have provided Lessor with a Replacement Transponder pursuant to Section 12(a), shall be paid to Lessee upon conveyance of such Replacement Transponder to Lessor; and

              (ii) the excess, if any, of such payments with respect to such Transponder remaining thereafter, shall be paid to and retained by Lessee, except that any such excess received in connection with an Event of Loss as defined in clauses (b) or (d) of the definition of Event of Loss will be allocated between Lessor and Lessee as their respective interests may appear.

          (c) Application Of Payments Not Relating to an Event of Loss. In the
              --------------------------------------------------------
event of any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any portion of any Transponder not constituting an Event of Loss, Lessee shall promptly notify Lessor and Indenture Trustee and all of Lessee's obligations under this Lease with respect to such Transponder shall continue to the same extent as if such event had not occurred. Subject to the provisions of
Section 12(d), and notwithstanding any implicit or express rights of Lessor as owner of such Transponder, payments received at any time by Lessor or Lessee from any insurer under insurance carried by Lessee from any Governmental Body or from any other Person with respect to any loss, condemnation, confiscation, theft or seizure of, or use of, or damage to, any Transponder or any part thereof not constituting an Event of Loss shall be paid to Lessor or Lessee, as their interests may appear.

          (d) Applications During Default. Any amount which may become payable
              ---------------------------
to Lessee pursuant to this Lease arising out of any insurance, warranty, governmental award or otherwise shall not be paid to Lessee, or if it shall have been paid to Lessee shall not be retained by Lessee, but shall be paid to Lessor or Indenture

Trustee, as the case may be, if at the time of such payment a Payment Default, Bankruptcy Default or an Event or Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by Lessor or, to the extent required by the Indenture, Indenture Trustee, in trust as security for the obligations of Lessee or Contractor to make payments under this Lease and any other Operative Document or Hughes Agreement or to pay Rent hereunder or, at the option of such holder, applied by such holder toward payment of any such obligations of Lessee or Contractor at the time due hereunder or under such other Operative Document or Hughes Agreement. At such time as there shall not be continuing a Payment Default. Bankruptcy Default or an Event of Default all such amounts at the time held by Lessor or Indenture Trustee, as the case may be, in excess of the amount, if any, which Lessor or Indenture Trustee, as the case may be, shall have elected to apply as above provided shall be paid to Lessee or Contractor, as appropriate.

          (e) No Duplication of Rent Differential Amount. In the event that a
              ------------------------------------------
portion of the Scheduled Rent due on any Casualty Payment Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Casualty Payment Date that is not so designated, a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

     SECTION 13. Merger, Consolidation.
                 ---------------------

          Neither STLC nor GMHE shall consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person, unless:

               (i) the successor entity formed by such consolidation or into which it is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia which has a substantial part of its properties and assets located within and operates substantially within, the United States of America, and which is qualified under the requirements of the FCC and any applicable statute, regulation or order to assume STLC's or GMHE's, as the case may be, obligations with respect to the Satellite and/or Transponders then subject to this Lease;

               (ii) such successor corporation shall expressly assume in writing by instrument or instruments enforceable against it reasonably satisfactory in form and substance to Lessor and Owner Participant the due and punctual payment, performance and observance of all obligations of STLC or GMHE, as the case may be, under this Lease and any other Operative Document or Hughes Agreement to which STLC or GMHE, as the case may be, is a party in any capacity, with the same effect as if such corporation had originally been named Lessee herein or had been a party thereto;

               (iii) immediately after giving effect to such transaction, no Bankruptcy Default or Event of Default shall exist and the Guarantee Agreement (or any successor agreement) shall be in full force and effect; and

               (iv) STLC or GMHE, as the case may be, shall have delivered to Lessor, Owner Participant and Indenture Trustee an opinion of counsel in scope and substance reasonably satisfactory to each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by clause (ii) above comply with this Section 13.

          Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of STLC or GMHE, as the case may be, as an entirety in accordance with this Section 13, the successor corporation formed by such consolidation or into which STLC or GMHE, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, Lessee under the Operative Documents to which STLC or GMHE, as the case may be, is a party in any capacity with the same effect as if such successor corporation had been named Lessee herein and thereto. No such conveyance, transfer or lease of all or substantially all of the assets of STLC or GMHE, as the case may be, as an entirety shall have the effect of releasing STLC or GMHE, as the case may be, or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 13 from its liability hereunder or under the other Operative Documents or Hughes Agreement to which STLC or GMHE, as the case may be, is a party in any capacity.

     SECTION 14. Reports.
                 -------

          (a) Condition and Operation. Lessor, Owner Participant and Indenture
              -----------------------
Trustee shall have the right to obtain and, following any such request by any of them, Lessee shall provide or request to be provided, information regarding the condition and state of repair of any Transponder then subject to this Lease, compliance by Lessee with Sections 7 and 9 and performance of Seller and Contractor under the Hughes Agreements (it being understood that information with respect to the performance of Seller and Contractor shall be limited to that made available pursuant to the Hughes Agreements), and the absence of any Default, or Event of Default or Event of Loss, or event which with the passage of time or giving of notice or both would become an Event of Loss. Indenture Trustee shall neither have any duty to make any inquiry nor incur any liability obligation by reason of not making any such inquiry.

          (b) Liens. Lessee shall promptly (and in no event later than five (5)
              -----
Business Days) notify Lessor and Indenture Trustee after having obtained Actual Knowledge of the attachment of any Lien which Lessee shall be obligated to discharge or eliminate pursuant to Section 6 unless the same shall already have been removed or discharged by Lessee.

     SECTION 15. Events of Default.
                 ------------------

          Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Body):

          (a) Lessee shall fail to make any payment of Interim Rent, Base Rent, Supplemental Rent pursuant to Section 3(b)(i)(A) or Section 3(c)(ii), Termination Value or Stipulated Loss Value when due and such failure shall continue ten (10) Business Days; or

          (b) Lessee shall fail to make any other payment of Rent when due and such failure shall continue ten (10) Business Days after written notice thereof by Lessor (or Indenture Trustee); or

          (c) Other than with respect to any covenant of Lessee set forth in
Section 15.02(b) of the Participation Agreement and Article X and Annex A of the Participation Agreement, Lessee shall fail to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under this Lease (other than Section 9(b)), or Guarantor shall fall to perform or observe in any material respect any covenant, condition or agreement to be performed or observed by it under the Participation Agreement or the Guarantee Agreement or Lessee shall fail to perform or observe in any material respect any other covenant, condition or agreement to be performed or observed by it under any of the other Operative Documents to which it is a party (other than any such covenant, condition or agreement under the Tax Indemnification Agreement not related to the payment of money thereunder, provided
                                            --------
that the declaration of an Event of Default hereunder with respect to any such
----
covenant, condition or agreement shall be only upon the instructions of the Owner Participant) and, in each such case, such failure shall have continued for ninety (90) days after Lessee's receipt of written notice thereof from Lessor or Indenture Trustee; provided, however, that if such failure is capable of cure
                   --------  -------
but cannot be cured by payment of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed 90 days; or

      (d) any representation or warranty made by STLC, GMHE or Contractor in any of the Operative Documents or Hughes Agreements to which it is a party or in any written statement, report, schedule, notice or other writing furnished by STLC, GMHE or Contractor in connection therewith (other than any representation or warranty under the Tax Indemnification Agreement) shall prove to have been inaccurate in any material respect at the time made; provided, however, that if
                                                     --------  -------
the representation or warranty was originally made in good faith, an Event of Default shall not be deemed to exist unless the inaccuracy materially adversely affects Lessor or Owner Participant and if capable of being cured, remains uncured for a period of ninety (90) days after receipt by Lessee of written notice from Lessor of such inaccuracy; provided, however, that if such Default
                                       --------  -------
cannot be cured by payment of money and cannot be cured by diligent efforts within such 90-day period but such diligent efforts shall be properly commenced within the cure period and Lessee is diligently pursuing, and shall continue to pursue diligently, a remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed 90 days; or

          (e) The Guarantee Agreement shall cease to be valid and binding or in full force or effect; or

          (f) STLC or GMHE shall consent to the appointment of, or taking of possession by, a receiver, trustee, custodian or liquidator of itself or of a substantial part of its property, or shall fail to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors; or

          (g) STLC or GMHE shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any applicable bankruptcy or insolvency laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against such Person in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the liquidation, reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

          (h) a receiver, trustee, liquidator or custodian of STLC or GMHE for a substantial part of its property shall be appointed by court order, or any substantial part of its property shall be sequestered by court order, or a petition shall be filed, or an involuntary case or other proceeding commenced, against STLC or GMHE under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and such order shall remain in effect for more than ninety (90) days, or such petition, case or proceeding shall not be dismissed within ninety (90) days after filing; or

          (i) Lessee shall fail to perform or observe in any respect any covenant, condition, or agreement to be performed by it under Section 9(b) and such failure shall have continued for 30 days.

     SECTION 16. Remedies.
                 --------

          Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may at its option declare this Lease to be in default, and at any time thereafter Lessor may do any of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable
Law then in effect:

          (I) Proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee or Guarantor of the applicable covenants of this Lease or Guarantee Agreement or to recover damages for the breach thereof; or

          (II) By notice in writing terminate this Lease, whereupon all rights of Lessee to the use of the Transponders shall absolutely cease and terminate but Lessee shall remain liable as hereinafter provided;

               (a) (i) Lessor, by notice to Lessee specifying a payment date not later than 180 days from the date of such notice, may require Lessee to pay to Lessor, and Lessee hereby agrees that it will pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain, and not as a penalty, and in lieu of any further payments of Interim Rent or Base Rent hereunder, an amount (reduced by any amounts previously paid by Lessee pursuant to Section 16(II)(c)) equal to the sum of (x) all unpaid Interim Rent or Base Rent payable or which would have been payable before the Casualty Payment Date next succeeding the date of payment specified in such notice and (y)(A) at any time during the Interim Term or the Base Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, the sum of Scheduled Rent designated as an "arrears rent" in Schedule A hereto as adjusted pursuant to Section 4 due on such Casualty Payment Date with respect to the Transponders and the Rent Differential Amount, if any, or (B) at any time during a Renewal Term, any Base Rent due on such Casualty Payment Date and (z) an amount equal to the Stipulated Loss Value for the Transponders calculated as of such Casualty Payment Date next succeeding the date of payment specified in such notice (unless such payment date occurs on a Casualty Payment Date, in which case such Stipulated Loss Value and such unpaid Interim Rent and Base Rent shall be Computed as of such Casualty Payment Date), together with interest, if any, at the Overdue Rate on the amount of such Interim Rent and Base Rent and Stipulated Loss Value from the date as of which such Stipulated Loss Value is computed until the date of actual payment; and upon such payment of liquidated damages and all other Rent then due and payable by the Lessee hereunder, Lessor shall transfer the Transponders (without any representation, recourse or warranty whatsoever, other than the absence of Lessor Liens or Owner Participant Liens) to Lessee and Lessor shall execute and deliver such documents evidencing such Transfer as Lessee shall reasonably request, and Lessee shall indemnify Lessor on an After-Tax Basis for Lessor's reasonable expenses incurred in connection with such Transfer.

          (b) Lessor or its agent may sell the Transponders at public or private sale, as Lessor may determine, or otherwise may dispose of, hold, use, operate, keep idle, lease (whether for a period greater or less than the balance of what would have been the Basic Term or any Renewal Term, as the case may be) to others the Transponders, all on such terms and conditions and at such place or places as Lessor may determine and all free and clear of any rights of Lessee and of any claim of Lessee, in equity, at law or by statute, whether for loss or damage or otherwise and Lessee shall use its best efforts to obtain or assist Lesso r in obtaining, any necessary regulatory approvals for Lessor to take any action pursuant to this Section 16(II)(b); provided, however, that (i) if Lessor or its agent shall sell
                --------  -------
     any Transponders, Lessee's obligation to pay Interim Rent and Base Rent with respect to any such Transponder sold hereunder for any period after the date of such sale shall terminate and such Transponder shall cease to be subject to this Lease from and after the date of such sale, and (ii) Lessee's obligation to pay Interim Rent and Base Rent for any period after Lessee shall have been deprived of control of the Transponder pursuant to clause (i) of this Section 16(II)(b) shall be reduced by the net proceeds, if any, received by Lessor from leasing the Transponder to, or otherwise permitting its use by, any Person other than Lessee fairly attributable to all or any portion of such period. In the event Lessor shall have sold any Transponder pursuant to this Section 16(II)(b) (and prior thereto shall not have exercised its rights under Section 16(II)(c)

                                      7O
     hereof), Lessor may demand that Lessee pay Lessor and Lessee shall pay to Lessor, as liquidated damages for the loss of a bargain and not as a penalty, in lieu of all Interim Rent or Base Rent due after the date on which such sale occurs, an amount equal to the sum of (i) all unpaid Interim Rent and Base Rent payable or which would have been payable on or before the Casualty Payment Date next succeeding the date on which the sale occurs (unless such sale occurs on a Casualty Payment Date, in which case Interim Rent or Base Rent shall be computed as of such Casualty Payment
     Date) plus (ii) the amount, if any, by which the Stipulated Loss Value for such Transponder, computed as of the Casualty Payment Date immediately following the date on which such sale occurs (unless such sale occurs on a Casualty Payment Date, in which case as of such Casualty Payment Date), exceeds the net proceeds of such sale (together with interest, if any, at the Overdue Rate on the amount of such Interim Rent and Base Rent and deficiency from the Casualty Payment Date as of which such Stipulated Loss Value is computed until the date of actual payment).

          (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its fights under Section 16(II)(b) hereof (other than a sale under Section 16(II)(b) hereof), Lessor may, at any time prior to the time that any Transponder shall have been sold or leased by Lessor pursuant to Sections 16(II)(a) or 16(II)(b) hereof, by written notice to Lessee requesting that the fair market sales value or fair market rental value of such Transponder be determined, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the first Casualty Payment Date occurring at least ten (10) days after the determination of such fair market sales value or fair market rental value, each determined on an as is, where is basis, as the case may be, as liquidated damages for loss of a bargain and not as a penalty (in lieu of all payments of Interim Rent and Base Rent with respect to such Transponder becoming due for periods after the payment date), an amount equal to the sum of (i) all unpaid Interim Rent and Base Rent due before such Casualty Payment Date and (ii)(A) at any time during the Interim Term or the Basic Term, in the event that the Casualty Payment Date is a Rent Payment Date on which a Scheduled Rent designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, the sum of Scheduled Rent designated as an "arrears rent" in Schedule A hereto as adjusted pursuant to Section 4 due on such Casualty Payment Date with respect to such Transponder and the Rent Differential Amount, if any, or
     (B) at any time during a Renewal Term, any Base Rent due on such Casualty Payment Date, and (iii) whichever of the following amounts Lessor in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from the scheduled payment date to the date of actual payment): (x) an amount equal to the excess, if any, of the Stipulated Loss Value, computed as of such Casualty Payment Date, over the fair market rental value for such Transponder, valued on an as is, where is basis for the remainder of the Interim Term and the Basic Term or the remainder of the Renewal Term as the case may be, after discounting such fair market rental value semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Overdue Rate; (y) an amount equal to the excess, if any, of such Stipulated Loss Value as of such Casualty Payment Date over the fair market sales value of such Transponder valued on an as is, where is basis or (z) an amount equal to the excess, if any, of (A) the present value computed as of such Casualty Payment Date of all installments of Scheduled Rent for the remainder of the Interim Term and Basic Term or Base Rent for the remainder of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Overdue Rate over (B) the present value, computed as of such Casualty Payment Date, of the fair market rental value of the Transponder for the remainder of the Interim Term and the Basic Term or of the Renewal Term, as the case may be, discounted semi-annually (effective on the Rent Payment Dates) to present value as of the scheduled payment date at the rate of interest equal to the Overdue Rate.

          (d) For all purposes of this Section 16, in the event that a portion of the Scheduled Rent due on any Casualty Payment Date is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such Casualty Payment Date that is not so designated, a portion of the Rent Differential Amount with respect to such Casualty Payment Date shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of Stipulated Loss Value pursuant to the definition of Stipulated Loss Value. It is intended that the entire amount of the Rent Differential Amount due on such Casualty Payment Date shall be allocated between the

     Scheduled Rent designated as an "arrears rent" due on such date and the computation of Stipulated Loss Value, as appropriate and without duplication in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

All determinations of fair market sales value and fair market rental value pursuant to this Section 16 shall be determined pursuant to the Appraisal Procedure. No termination of this Lease, in whole or in part, or exercise of any remedy under this Section 16 shall, except as specifically provided herein, relieve Lessee of any of its liabilities and obligations hereunder, all of which shall survive such termination, repossession or exercise of remedy. In addition, Lessee shall be liable for any and all unpaid Supplemental Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses reasonably incurred by Lessor, Owner Participant or Indenture Trustee by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. At any sale of the Transponders or any part thereof pursuant to this Section
16, Lessor, Owner Participant or Indenture Trustee may bid for and purchase such property.

      Notwithstanding any provision in this Lease or any other Operative Document, Lessee shall not cease to have the legal right to access any of the Transponders unless and until Lessor shall give Lessee and Seller, at the time when a notice of termination is given under the first sentence of clause (II) above, 24 hours notice expressly demanding that Lessee surrender such right.

     To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise specifically provided for in this Lease, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.


     Except to the extent provided for by the express terms of this Lease, each of Lessor and Indenture Trustee and any Person claiming through either of them, waives and agrees not to claim any amount under this Section 16 or otherwise under this Lease in respect of incidental or consequential damages incurred by it.
     To the extent permitted by Applicable Laws, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor, its successors or assigns to mitigate its damages in any particular manner or that may otherwise limit or modify any of the rights or remedies of Lessor under this
Section 16,
but nothing contained herein shall eliminate Lessor's obligation to mitigate its damages as may be required by Applicable Law.

     SECTION 17. Right to Perform for Lessee.
                 ---------------------------

          (a) Right to Cure. If Lessee shall fail to make any payment of
              -------------
Rent to be made by it hereunder or shall fail to perform or comply with any of its other agreements contained herein or in the Hughes Agreements relating to any of the Transponders, Lessor or Owner Participant may (but shall not have any duty to do so) itself make such payment or perform or comply with such agreement; provided that nothing contained in this Section 17(a) shall be deemed
           -------- ----
to expand in any way the rights of Owner Trustee or Owner Participant under
Section 16.1 of the Indenture. The amount of any such payment and the amount of the reasonable expenses of Lessor and Owner Participant incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand.

          (b) Lessor is Lessee's Agent and Attorney. Without in any way
              -------------------------------------
limiting the obligatiom of the Lessee or Lessor, hereunder, Lessee hereby irrevocably appoints Lessor as its agent and attorney-in-fact hereunder, with full power and authority at any time at which Lessee is obligated to deliver any Transponder to Lessor, to demand and take such Transponder in the name and on behalf of Lessee from whomsoever shall be at the time in control thereof.

     SECTION 18. Renewal.
                 -------

          (a) Notice of Renewal or Purchase. Except as otherwise specifically
              -----------------------------
provided in Section 18(d), not more than 720 nor less than 540 days prior to the expiration of the Basic Term or the First Renewal Term, as the case may be, but in no event before Lessee shall have received the Subsequent Appraisal (provided Lessee ordered it as provided in Section 20(d), below) (the "Preliminary Notice
                                                             ------------------
Expiration Date"), Lessee shall give Lessor notice (the "Preliminary Notice")
---------------                                          ------------------
of Lessee's irrevocable intention to (i) renew the Lease pursuant to Section 18(b) in respect of any Selected Transponder and/or all but not less than all Remaining Transponders; (ii) purchase any Selected Transponder and/or all but not less than all Remaining Transponders pursuant to Section 19(a)(i).

          If, during the Basic Term, Lessee timely provides the Preliminary Notice, then not later than 270 days prior to the expiration of the Basic Term, Lessor shall provide Lessee with written notice specifying whether Lessee's renewal right under Section 18(b) with respect to any such Transponder shall be for (A) the Single Renewal Term or (B) for two Renewal Terms (i.e., a First Renewal Term and a Second Renewal Term) (the "Renewal Term Notice"), provided
                                              -------------------
that if such Renewal Term Notice is not timely given by Lessor, then such notice shall be deemed to have been given by Lessor and to have specified two Renewal Terms.

          With respect to any Selected Transponder, Lessee shall, as an additional condition to giving the Preliminary Notice and concurrently therewith, deliver to Lessor a certificate from the chief executive, chief financial or chief operating officer of STLC stating that:

          (1) the Transponder as to which such Preliminary Notice has been given is the subject of a Use Agreement or Existing Agreement which, by its terms, may be extended by the User or Sublessee beyond the Lease Term (the "Extension Right"); and

          (2) such right of the User or Sublessee has either been exercised, or is presently in effect and has not been waived by such User or Sublessee; and

          (3) the Extension Right was not given to such User or Sublessee for the primary purpose of enabling the Lessee to meet the conditions necessary to have the Transponder treated as a Selected Transponder.

          If Lessee gives the Preliminary Notice, then (except as provided in
Section 18(d)) not less than (180) days before the expiration of the Basic Term or the First Renewal Term, as applicable (the "Final Notice Expiration Date"),
                                              ----------------------------
Lessee shall give Lessor notice of its irrevocable election (the "Final Notice")
                                                                  ------------
of one of the following options: (i) to renew this Lease pursuant to Section 18(b) for any Selected Transponder and/or all Remaining Transponders identified in the Preliminary Notice (A) for a Single Renewal Term, if applicable, or (B) for the First Renewal Term or Second Renewal Term, as applicable, or (ii) to purchase any Selected Transponder and/or all Remaining Transponders identified in the Preliminary Notice pursuant to Section 19(a)(i).

          If Lessee shall fail timely to deliver the Preliminary Notice, then, except as provided in Section 18(d), Lessee shall be deemed not to have elected to renew this Lease or purchase any Transponder, and promptly thereafter, but in any case within 30 days after the Preliminary Notice Expiration Date, shall provide Lessor with the names, last known business addresses and telephone numbers of the Persons using any Transponders pursuant to a Use Agreement (not including any Occasional Use Service

Contract) or an Existing Lease. If Lessee shall fail to deliver the Final Notice as required above after having delivered the Preliminary Notice, Lessee shall be deemed to have elected to purchase the Transponders identified in such Preliminary Notice pursuant to Section 19(a)(i) hereof. The notice requirements of this Section 18(a) shall not apply to Lessee's right to purchase any Transponders pursuant to Sections 19(a)(ii) and (iii). As used herein, "Remaining Transponder" shall mean any Transponder, subject to the Lease, which is not a Selected Transponder.

      (b) Fair Market Value Renewal Option. If Lessee delivers the Final Notice
          --------------------------------
set forth in Section 18(a), above, stating that it will renew the Lease in respect of the Transponders identified in such Final Notice, and so long as no Bankruptcy Default or Event of Default has occurred and is continuing at the end of the Basic Term or, if applicable, the First Renewal Term, then this Lease shall be renewed with respect to such Transponders at a Base Rent equal to the Fair Market Rental Value of such Transponders (as determined pursuant to the most recent Subsequent Appraisal) and payable in accordance with Section 18(c), below. The Renewal Term shall be for the following period: (i) in the event Lessor has specified a Single Renewal Term option in the Renewal Term Notice, then the term shall begin immediately upon the expiration of the Basic Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the last day of the useful commercial life of the Satellite (as determined pursuant to the most recent Subsequent Appraisal) or on the date the Satellite is disposed of pursuant to Section 13 of the Purchase Agreement or (ii) in the event Lessor has specified two Renewal Terms in the Renewal Term Notice, then the term shall begin immediately upon expiration of the Basic Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the day prior to the last day of the period of time which is equal to 80% of the remaining useful commercial life of the Satellite (as determined pursuant to the Subsequent Appraisal) measured from the commencement of such term (the "First Renewal Term"). If Lessee renews
                                         ------------------
the Lease for a First Renewal Term, and provided no Bankruptcy Default or Event of Default has occurred and is continuing at the end of the First Renewal Term, Lessee may renew the Lease (pursuant to the procedure set forth in Section 18(a), above) for a second renewal term, on terms identical to the First Renewal Term as set forth in the immediately preceding sentence, except only that such second renewal term shall begin immediately upon the expiration of the First Renewal Term and, unless earlier terminated pursuant to the terms of this Agreement, shall end on the last day of the useful commercial life of the Satellite (as determined pursuant to the most recent Subsequent Appraisal) or on the date the Satellite is disposed of pursuant to Section 13 of the Purchase Agreement (the "Second Renewal Term"). At the end of the Basic Term or First
                -------------------
Renewal Term, as applicable, if Lessee has timely elected to renew this Lease with respect to any Transponder, then the terms and conditions of this Lease with respect to such Transponder shall continue in full force and effect during the following Renewal Term, except that (x) Lessee shall pay Lessor Base Rent for such Transponder in the amount of the Fair Market Rental Value thereof as determined by the most recent Subsequent Appraisal and (y) the Stipulated Loss Values and Termination Values applicable during such Renewal Term shall initially be the Fair Market Sales Value (determined pursuant to such Subsequent Appraisal) of such Transponder as of the commencement of the Renewal Term and, on each Casualty Payment Date during the Renewal Term, shall decline on a straight line basis by an amount per Casualty Payment Date obtained by dividing (iii) the difference between the Fair Market Sales Value of such Transponder as of the beginning of such Renewal Term and the estimated Fair Market Sales Value of such Transponder as of the end of such Renewal Term by (iv) the number of months in such Renewal Term.

     (c) Renewal Rents. At the end of the Basic Term or the First Renewal Term,
         -------------
as the case may be, if Lessee shall have timely elected to renew this Lease as aforesaid and if no Bankruptcy Default or Event of Default shall then exist and be continuing, Lessee and Lessor shall execute a Lease Supplement hereto in form and substance reasonably satisfactory to Lessor and Lessee to evidence such renewal. Such Lease Supplement shall provide for the semi-annual (or shorter period if necessary in case of the last Lease Period) payment of Base Rent for the Renewal Term, with a final installment on the last day of any such Renewal Term, payable in each case in arrears, in accordance with the aforesaid determinations of Base Rent and shall provide for Stipulated Loss and Termination Values for the Transponders covered thereby with respect to such Renewal Term determined as aforesaid. The installments of Base Rent during the Renewal Term shall be equal in amount (except for the last such installment which shall be pro rated, if necessary, for a Lease Period which is shorter than six months). All other terms of this Lease, the Guarantee Agreement and the Participation Agreement, as applicable, shall continue in effect during each such Renewal Term in accordance with the provisions hereof and thereof, except as otherwise expressly provided in the Lease.


     (d) Extended Notice. If with respect to any Transponder subject to an
         ---------------
Existing Lease or Use Agreement (the "Subleased Transponder(s)"), Lessee has not timely provided the Preliminary Notice, and if following the Preliminary Notice Expiration Date but on or prior to the end of the Lease Term, the sublessee or User under such Existing Lease or Use Agreement exercises its renewal rights thereunder, then Lessee shall be entitled to give the Final Notice with respect to such Subleased Transponder, such notice to be provided on or before the end of the Lease Term; provided, however, that Lessee shall not be entitled to
                   --------  -------
exercise the foregoing rights with respect to such Subleased Transponder if during the period from the Preliminary Notice Expiration Date and prior to Lessee's delivery of the Final Notice, Lessor has executed a valid and binding agreement for the purchase, lease or use of such Subleased Transponder with a third party that is not an Affiliate. During the period between the Preliminary Notice Expiration Date and the end of the Lease Term, Lessor shall promptly provide Lessee with written notice of the consummation of any such agreement with respect to any Subleased Transponder as to which Lessee has not timely provided the Preliminary Notice.

     SECTION 19. Purchase Options.
                 ----------------

         (a) Purchase Option Events. So long as no Bankruptcy Default or any
             ----------------------
Event of Default has occurred and is continuing, Lessee shall have the right to purchase:

          (i) if Lessee timely delivers or is deemed to have delivered the Final Notice contemplated by Section 18(a)(ii) or 18(d) (stating that it will purchase the Transponders identified in such Final Notice), such Transponders on the expiration date of the Lease Term or the First Renewal Term, as applicable, at a purchase price equal to the Fair Market Sales Value of such Transponders as of such date as determined pursuant to the most recent Subsequent Appraisal;

          (ii) all (but not less than all) of the Transponders (A) on the First EBO Date at a purchase price equal to the First EBO Amount therefor or (B) on the Second EBO Date at a purchase price equal to the greater of (x) the Second EBO Amount therefor and (y) the Fair Market Sales Value of such Transponders as of such date as determined by an appraisal obtained in accordance with
Section 19(b)(i); and

          (iii) if Owner Participant has become a Competitor and fails to transfer all of its right, title and interest in and to the Lessor's Estate and the Operative Documents in accordance with Article XIII of the Participation Agreement within three (3) months after the Owner Participant has become a Competitor, all (but not less than all) of the Transponders on any Rent Payment Date, at a purchase price equal to the greater of (A) the Termination Value for such Transponders as of such Rent Payment Date and (B) the Fair Market Sales Value of such Transponders as of such Rent Payment Date.

          (b) Notice of Election; Manner of Purchase; Transfer After Purchase.
              ----------------------------------------------------------------

              (i) In order to exercise its right to purchase the Transponders pursuant to Section 19(a)(ii)(A), Lessee shall, at least ninety (90) days prior to the First EBO Date referred to in Section 19(a)(ii)(A), give irrevocable notice to Lessor in writing stating that Lessee will purchase such Transponder pursuant to Section 19(a)(ii)(A). In order to exercise its right to exercise its right to purchase all of the Transponders pursuant to Section 19(a)(ii)(B), Lessee shall give tentative notice to Lessor in writing at least 145 days prior to the Second EBO Date that it desires to obtain an appraisal of the Fair Market Sales Value of the Transponders as of the Second EBO Date. Such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for the Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in this paragraph 19(b)(i), so long as notwithstanding such acceleration, the appraiser shall have adequate time to make a considered determination). Lessee shall give irrevocable notice to Lessor on the later to occur of (1) five (5) days after completion of the Appraisal Procedure or (2) ninety (90) days prior to the Second EBO Date (but in no event later than sixty (60) days prior to the Second EBO Date), if it desires to consummate the purchase of the Transponders pursuant to Section 19(a)(ii)(B).


     (ii) In order to exercise its right to purchase all of the Transponders pursuant to Section 19(a)(iii), Lessee shall give tentative notice to Lessor in writing within 90 days after (A) Owner Participant shall have confirmed to Lessee pursuant to Section 5.02(i) of the Participation Agreement that it is a Competitor, or (B) Lessee shall have notified Owner Participant that Owner Participant has become a Competitor, and Owner Participant shall have become a Competitor, whichever of (A) or (B) shall first occur, that it desires to obtain an appraisal of the Fair Market Sales Value of the Transponders as of the Rent Payment Date specified in the notice given by Lessee under this Section 19(b)(ii). Promptly after Lessee shall have given such notice, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for the Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in the next sentence, so long as notwithstanding such acceleration, the appraiser shall have adequate time to make a considered determination). Lessee shall give irrevocable notice to Lessor not later than ten Business Days after the completion of the Appraisal Procedure if it desires to consummate the purchase of the Transponders pursuant to Section 19(a)(iii) but in no event later than fifteen (15) days prior to the Rent Payment Date specified in the notice referred to in this Section 19(b)(ii), which Rent Payment Date shall be the next succeeding Rent Payment Date no earlier than 30 days following the date of such notice.

      (iii) On the date of purchase, Lessee shall pay the purchase price for such Transponders, together with (A) all Interim Rent and Base Rent due and unpaid prior to the date of such purchase and (B)(i) at any time during the Basic Term, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, any Scheduled Rent designated as an "arrears rent" on Schedule A as adjusted pursuant to Section 4 due on such date of purchase with respect to such Transponders and the Rent Differential Amount, if any, or (ii) at any time during a Renewal Term, any Base Rent due on such date and (C) any other Rent (including Premium, if any, on the outstanding Notes) due and unpaid as of the date of such purchase. Upon receipt of the payments set forth in the preceding sentence, Lessor shall transfer all right, title and interest of Lessor in and to the Transponders, as is and where is, to Lessee, free and clear of Lessor Liens and Owner Participant Liens, but otherwise without warranty, and Lessor shall execute and deliver to Lessee, at Lessee's reasonable expense, a bill of sale or assignment and such other instruments, documents and opinions as Lessee may reasonably request to evidence the valid consummation of such Transfer and shall take such actions under
Section 10 of the Indenture as Lessee may reasonably request.

      (c) Assumption of Notes. Notwithstanding the provisions of Sections 19(a)
          -------------------
and (b) and subject to compliance with Section 2.13 of the Indenture, if in connection with a purchase by Lessee of the Transponders pursuant to Section 19(a)(ii) or Section 19(a)(iii) as the case may be, Lessee shall assume the Notes pursuant to Section 5.05(a) or Article XI of the Participation Agreement, the obligation of Lessee to pay the purchase price pursuant to Section 19(a)(ii) or 19(a)(iii), as the case may be, shall be satisfied by such assumption of the Notes to the extent of the principal amount of the Notes so assumed (after, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A hereto as adjusted pursuant to Section 4 is due, payment of the sum of any Scheduled Rent designated as an "arrears rent" on Schedule A as adjusted pursuant to Section 4 on the Rent Payment Date on which such purchase is consummated with respect to such Transponders and the Rent Differential Amount, if any).

      (d) No Duplication of Rent Differential Amount. In the event that a
          ------------------------------------------
portion of the Scheduled Rent due on any date of purchase is designated as an "arrears rent" on Schedule A and there is also a payment of Scheduled Rent due on such date of purchase that is not so designated, a portion of the Rent Differential Amount with respect to such date of purchase shall be added to the Scheduled Rent designated as an "arrears rent" due on such date and the remainder of such Rent Differential Amount shall be taken into account in the computation of the EBO Amount pursuant to the definition of First EBO Amount or Second EBO Amount or the computation of Termination Value, as appropriate. It is intended that the entire amount of the Rent Differential Amount due on such date of purchase shall be allocated between the

Scheduled Rent designated as an "arrears rent" due on such date and the computation of the applicable EBO Amount or the Termination Value, as appropriate and without duplication, in such manner as will preserve the Owner Participant's Net Economic Return and comply with the minimum payment requirement (it being understood that the entire amount of such Rent Differential Amount shall be taken into consideration in making such allocation).

  SECTION 20. Further Assurances; Default Notice; Subsequent Purchase Option.
              --------------------------------------------------------------

          (a) Further Assurances. Lessee, at its reasonable expense, shall
              ------------------
promptly and duly execute and deliver to Lessor, Owner Participant and Indenture Trustee such documents and assurances and take such further action as Lessor (and Indenture Trustee) may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease, the other Operative Documents and the Hughes Agreements and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder and thereunder, to establish, perfect (to the extent practicable, in the case of the Transponders), and maintain Lessor's right, title and interest in and to the Transponders and the Indenture Estate and, for the benefit of Indenture Trustee, the lien and security interest in the Indenture Estate provided for in the Indenture, subject to no Lien other than Permitted Liens, including, without limitation, if requested by Lessor, Owner Participant or Indenture Trustee, at the expense of Lessee, the recording or filing of appropriate memoranda hereof, or of such financing statements or other documents with respect hereto as any of Lessor, Owner Participant or Indenture Trustee may from time to time reasonably request, and Lessor agrees promptly to execute and deliver such of the foregoing financing statements or other documents as may require execution bv Lessor and to the extent permitted by Applicable Laws, Lessee hereby authorizes any such financing statements to be filed without the necessity of signature by Lessee; provided, however, no
                                                    --------  -------
counterparts hereof shall be filed, unless Lessor or Indenture Trustee shall determine that it is advisable, in the reasonable opinion of the counsel of Lessor or Indenture Trustee, as the case may be, to file such counterpart in order to protect its interest under this Lease; then, upon 30 days' prior notice and delivery to Lessee of such opinion of counsel of Lessor or Indenture Trustee, as the case may be, Lessor or Indenture Trustee, as the case may be, may file such counterpart.

          (b) Notice of Default. Promptly after obtaining Actual Knowledge of
              -----------------
the occurrence or existence of any Default or Event of Default, Lessee shall so notify Lessor (and Indenture Trustee) and set forth in reasonable detail the circumstances surrounding such Default or Event of Default and shall specify what actions Lessee has taken or intends to take to cure such Default or Event of Default.

          (c)  Subsequent Purchase Option.
               --------------------------

               (i) Right to Purchase Option. So long as, but only so long as, no
                   ------------------------

Bankruptcy Default or any Event of Default shall have occurred and is continuing, on the expiration of the Lease Term, Lessee shall have the right to purchase an option (the "Subsequent Purchase Option") at a purchase price (the
                         --------------------------
"Option Price") determined as set forth below, on the terms and conditions set
 ------------
forth in Section 20(c)(ii). The Subsequent Purchase Option shall give Lessee the right, at any time after the expiration of the Lease Term, upon exercise by Lessee of the option (the "Subsequent Option Exercise Notice"), to purchase and
                           ---------------------------------
to exercise immediate Control over, pending completion of purchase, all (but not less than all) of the Transponders which are then owned by Lessor, if Lessee determines, in its sole discretion, that such purchase will enable Lessee to fulfill its then existing commitments to transponder purchasers, transponder lessees or other users of transponder capacity on Hughes satellites. Lessee shall also have the right, pursuant to the Subsequent Purchase Option, which Lessee may, subject to obtaining any required FCC approvals, exercise at any time concurrently with or after giving the Subsequent Option Exercise Notice, to move the Satellite without restriction by Lessor or any other Person.

      (ii) Creation of Subsequent Purchase Option. In order to be able to
           --------------------------------------
purchase the Subsequent Purchase Option, Lessee shall give the Lessor irrevocable notice, not earlier than 720 days nor later than 540 days prior to the expiration of the Basic Term or expiration of the First Renewal Term, as applicable, but in no event before the Lessee shall have received the Subsequent Appraisal (provided it shall have been ordered pursuant to Section 20(d) (the "Subsequent Purchase Option Cut-off Date")), that it shall purchase the Subsequent Purchase Option unless it purchases the related Transponder or renews the Lease with respect thereto. The Subsequent Appraisal shall be ordered by Lessee to determine the Pre-emptibility Cost. Failure timely to give such notice shall constitute an irrevocable waiver of the rights of Lessee under this
Section 20(c). As used herein, "Pre-emptibility Cost" shall mean the diminution in the Fair Market Sales Value, as of the end of the Basic Term or the First Renewal Term, as applicable, that would be caused to the Transponders as a result of the issuance to Lessee of the Subsequent Purchase Option, which option will make the Transponders pre-emptible during the period such Subsequent Purchase Option is in effect. The Option Price per Transponder shall be equal to the higher of the Pre-emptibility Cost and seven percent of Buyer's Cost for such Transponder. Lessee shall pay the Option Price to Lessor, by wire transfer of immediately available funds upon expiration of the Basic Term or the First Renewal Term, as applicable, and such Option Price shall be payable for any Transponder Lessee has not previously purchased from Lessor as of the expiration of the Lease Term.

          (iii) The Subsequent Purchase Price. The Subsequent Purchase Option
                -----------------------------
shall give Lessee the right to purchase the Transponders, at any time, with respect to all (but not less than all) of the Transponders then owned by Lessor for a price equal to the then Fair Market Sales Value of the Transponders at the orbital slot at which the Satellite is then located prior to any move of the Satellite referred to in Section 20(c)(i), and based on the assumption that each of Seller or Contractor (or Substitute Service Provider, if applicable) is in compliance with its obligations under the Hughes Agreements (or the Substitute Service Agreement, if applicable) and taking into account the pre-emptible nature of such Transponders.

               (iv) Option Excerise. The Subsequent Purchase Option shall be
                    ---------------
exercised by giving the Subsequent Option Exercise Notice. The Subsequent Option Exercise Notice may be given by facsimile or by personal delivery of written notice, and in each such case it shall be effective immediately upon receipt. Notice may also be given by any other means provided for in Section 23 hereof or in Section 15.03 of the Participation Agreement.

          (v) Survival; Provisions In Other Contracts. Lessor agrees that its
              ---------------------------------------
obligations under this Section 20(c) shall, as to each Transponder, survive the termination of this Lease. Lessor agrees that it will, as part of any Transfer of its rights to any Transponder, including, without limitation, a Transfer to the Owner Participant, notify its Transferee of the provisions of this Section 20(c) and obtain a written acknowledgment and agreement from such Transferee (in the form attached as Exhibit D) to immediately relinquish its use of any such Transponder upon Lessee's exercise of its Subsequent Purchase Option as set forth in this Section 20(c).

       (d) Subsequent Appraisal. No earlier than 760 days and no later than 720
           --------------------
days prior to the end of the Basic Term, as applicable, Lessee shall have the option to initiate the Appraisal Procedure, and at Lessee's cost and expense, to perform an appraisal of the Transponders to determine, as appropriate, the remaining useful commercial life, residual value and the Pre-emptibility Cost, and the Fair Market Sales Value and Fair Market Rental Value of the Transponders as of the end of such Basic Term or the First Renewal Term, as applicable (the "Subsequent Appraisal").
 --------------------

      SECTION 21. Indenture Estate as Security for Lessor's Obligations to
                  --------------------------------------------------------
Indenture Trustee.
-----------------

      (a) In order to secure the indebtedness evidenced by the Notes and all obligations secured by the Indenture, Lessor provides in the Indenture, among other things, for the assignment (to the extent provided therein) by Lessor to Indenture Trustee of all of Lessor's right, title and interest to this Lease and for the creation of a Lien and security interest in favor of Indenture Trustee for the benefit of the Noteholder in and to the Indenture Estate as described in the granting clauses of the Indenture. Lessee hereby (a) consents to such assignment pursuant to the terms of the Indenture, and (b) agrees to pay directly to Indenture Trustee for so long as the Lien of the

Indenture shall remain in effect and thereafter to Lessor, all amounts (other than Excepted Payments) due and to become due to or for the account of Lessor and payable by Lessee hereunder or under any other Operative Document or Hughes Agreement to which Lessee in any capacity is a party which have been assigned or required to be assigned to Indenture Trustee pursuant to the Indenture or this Agreement. Lessee acknowledges that, so long as any Notes are outstanding, all rights of Lessor under this Lease shall be exercised only by the Indenture Trustee, as assignee of Lessor's rights under this Lease pursuant to the Indenture, subject, however, to Sections 9.2, 13.1 and 16.4 of the Indenture and subject to Lessor's rights in respect of Expected Payments.

          (b) Notwithstanding anything to the contrary hereinabove, Indenture Trustee shall not have any greater rights under the Hughes Agreements than Lessor shall have pursuant to Section 5(b)(ii) and (iii) of this Agreement or than the Lessor otherwise has under this Lease.

     SECTION 22. Counterparts; Uniform Commercial Code.
                 -------------------------------------

          This Lease and each Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the original executed counterpart which shall be identified as the counterpart containing the receipt therefor executed by Indenture Trustee on the signature page thereof.

     SECTION 23. Notices.
                 -------

          Unless otherwise specifically provided herein, any notice, request or other communication hereunder shall be in writing and shall be deemed duly given or made when sent in accordance with Section 15.03 of the Participation Agreement.

     SECTION 24. Miscellaneous.
                 -------------

          (a) Severability. Any provision of this Lease which is prohibited or
              ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or of any provision in any other Operative Document or Hughes Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Lease shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of any other Operative Document.

          (b) Amendment. Neither this Lease nor any of the terms hereof may be
              ---------
terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought and, unless and until Lessee and Lessor shall have received written notice from Indenture Trustee that the Lien of the Indenture on the Indenture Estate has been released by Indenture Trustee, no amendment, supplement or waiver by Lessor or Lessee shall be effective without the written consent of Indenture Trustee, except as expressly provided in the Indenture.

          (c)    Headings, etc. The Table of Contents and headings of the
                 -------------
various Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

          (d) Successors and Assigns. This Lease shall be binding upon and
              ----------------------
inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

          (e) Governing Law. This Lease shall in all respects be governed by,
              -------------
and construed in accordance with, the substantive laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

          (f) Status of STLC. STLC and its permitted successors and assigns
              --------------
under the Lease will have an undivided possessory interest in the Transponders during the Lease Term and GMHE will have no right to exclude STLC from use or occupancy of the Transponders during the Lease Term. STLC and GMHE are jointly and severally liable for all obligations under the Lease. Except as expressly provided herein, any notice to or from, or election or waiver by, STLC hereunder shall constitute notice to or from, or election or waiver by, GMHE for all purposes and, as between STLC and GMHE, STLC shall have the right to exercise all rights of Lessee hereunder to the exclusion of GMHE.

          (g) Limitation of Liability of the Trust Company. It is expressly
              --------------------------------------------
understood and agreed by and among the parties hereto that, (i) this Agreement is executed and delivered by the Trust Company not in its individual capacity but solely as Owner Trustee in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Lessor's Estate and the Owner Trustee, as Trustee, (iii) actions to be taken by the Owner Trustee pursuant to its obligations hereunder may, in certain instances, be taken by the Owner Trustee only upon specific authority of the Owner Participant, and (iv) except as expressly set forth herein or in the other Operative Documents or the Hughes Agreements, nothing herein contained shall be construed as creating any liability of the Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, the Trust Company, all such liability, if any, being expressly waived by the other parties hereto, and by any Person claiming by, through or under them.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year above written.

                                WILMINGTON TRUST COMPANY, not in its
                                  individual capacity but solely as Owner
                                  Trustee, Lessor


                                By /s/ James P. Lawler
                                  --------------------------------------
                                  Name: James P. Lawler
                                  Title: Senior Financial Services Officer


                                GM HUGHES ELECTRONICS CORPORATION,
                                   as Co-Lessee


                                By /s/ B.W. Alexander
                                   -------------------------------------
                                   Name: B.W. Alexander
                                   Title: Treasurer


                                SATELLITE TRANSPONDER LEASING
                                   CORPORATION, as Co-Lessee


                                By /s/ Kevin N. McGrath
                                   -------------------------------------
                                   Name: Kevin N. McGrath
                                   Title: Senior Vice President